STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 27, 2002
                       AS SUPPLEMENTED SEPTEMBER 17, 2002

               EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND

                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 (800) 225-6265

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                                TABLE OF CONTENTS

                                                                          PAGE

Additional Investment Information and Restrictions........................ B-2
Trustees and Officers..................................................... B-8
Investment Advisory and Other Services.................................... B-12
Determination of Net Asset Value.......................................... B-13
Portfolio Trading......................................................... B-14
Taxes..................................................................... B-15
Other Information......................................................... B-18
Independent Auditors...................................................... B-18
Independent Auditors' Report.............................................. B-19
Financial Statements...................................................... B-20
Appendix A:  Ratings of Municipal Bonds................................... B-21
Appendix B:  Tax Equivalent Yield Table................................... B-26
Appendix C:  California and U.S. Territory Information.................... B-27
Appendix D:  Description of Insurers...................................... B-52
Appendix E:  Performance Related and Comparative Information.............. B-55

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    THIS STATEMENT OF ADDITIONAL  INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND (THE "FUND") DATED AUGUST 27, 2002, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.


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    Capitalized  terms  used in this  SAI and not  otherwise  defined  have  the meanings given them in the Fund's Prospectus.

               ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

    MUNICIPAL OBLIGATIONS. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include long-term obligations, which are often called municipal bonds, as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. Market rates of interest available with respect to municipal obligations may be lower than those available with respect to taxable securities, although such differences may be partially or wholly offset by the effects of federal income tax on income derived from such taxable securities. While most municipal bonds pay a fixed rate of interest semi-annually in cash, some bonds pay no periodic cash interest but instead make a single payment at maturity representing both principal and interest. Municipal obligations may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

    In general, there are three categories of municipal obligations the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the alternative minimum tax ("AMT"): (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986, which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category.

    Interest on certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax, but is treated as a tax preference item that could subject the recipient to or increase the recipient's liability for the AMT. For corporate shareholders, the Fund's distributions derived from interest on all municipal obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds). In assessing the federal income tax treatment of interest on any such obligation, the Fund will rely on an opinion of the issuer's counsel (when available) obtained by the issuer or other reliable authority and will not undertake any independent verification thereof.

    The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

    Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

    The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due


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principal of and interest on a municipal  obligation may be materially affected.
There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event, and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer's obligations on such securities, which may increase the operating expenses and adversely affect the net asset value of the Fund. Any income derived from the ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company, the Fund is subject to certain limitations on its investments and on the nature of its income.

    The yields on municipal obligations are dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of municipal obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

    The Fund also may invest up to 20% of the net assets in uninsured municipal bonds that are entitled to the benefit of an escrow or trust account that contains securities issued or guaranteed by the U.S. Government or U.S. Government agencies, backed by the full faith and credit of the United States, and sufficient in the amount to ensure the payment of interest and principal on the original interest payment and maturity dates ("collateralized obligations"). These collateralized obligations generally will not be insured and will include, but are not limited to, municipal bonds that have been advance refunded where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest or maturing principal payments, or both, are sufficient to cover the remaining scheduled debt service on that municipal bond.

    STATE CONCENTRATION. The Fund may invest 25% or more of its total assets in municipal obligations of issuers located in California or the U.S. territories. When the Fund does so, it will be sensitive to factors affecting California or the U.S. Territory, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings. Factors pertaining to California and U.S. territories are set forth in Appendix C.

    ECONOMIC SECTOR CONCENTRATION. The Fund may invest 25% or more of its total assets in municipal obligations of issuers in the same economic sector. There could be economic, business or political developments which might affect all municipal obligations in a particular economic sector. In particular, investments in the industrial revenue bonds listed above might involve (without limitation) the following risks.

    Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

    Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

    Bonds to finance life care facilities are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

    CREDIT QUALITY. While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

    MUNICIPAL LEASES. The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation. Certain municipal lease obligations are illiquid.

    ZERO COUPON BONDS. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash and the Fund is required to distribute its income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

    WHEN-ISSUED SECURITIES. New issues of municipal obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Fund's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future. The Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

    The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (I.E. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund's net asset value than if it set aside cash to pay for when-issued securities.

    REDEMPTION, DEMAND AND PUT FEATURES AND PUT OPTIONS. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds because they may protect to some degree against a rise in interest rates.

    VARIABLE RATE OBLIGATIONS. The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semi-annually, etc.). The revised rates are usually set at the issuer's discretion in which case the investor normally enjoys the right to "put" the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provide by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer's obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

    INVERSE FLOATERS. The Fund currently does not invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a portfolio when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested. Although the Fund does not intend initially to invest in inverse floaters, the Fund may do so at some point in the future. The Fund will provide 30 days' written notice prior to any change in its policy in investing in inverse floaters.

    INTEREST RATE SWAPS AND FORWARD RATE CONTRACTS. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

    If the other party to an interest rate swap or forward rate contract defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

    LIQUIDITY AND PROTECTIVE PUT OPTIONS. The Fund may also enter into a separate agreement with the seller of a security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. Such agreements are subject to the risk of default by the other party, although the Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Adviser believes present minimal credit risks. The Fund would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Fund or that selling institutions will be willing to permit the Fund to exercise a put to hedge against rising interest rates. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of the Fund after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

    ILLIQUID OBLIGATIONS. At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

    The secondary market for some municipal obligations issued within a state (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

    SECURITIES LENDING. The Fund may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Distributions by the Fund of any income realized by the Fund from securities loans will be taxable. If the management of the Fund decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Fund's total assets. Securities lending involves risks of delay in recovery or even loss of rights on the securities loaned if the borrower fails financially. The Fund has no present intention of engaging in securities lending.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions.

    Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

    The Fund will engage in futures and related options transactions for BONA FIDE hedging purposes or non-hedging purposes as defined in or permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a RIC for federal income tax purposes.

    ASSET COVERAGE REQUIREMENTS. Transactions involving when-issued securities, futures contracts and options (other than options that the Fund has purchased), interest rate swaps or forward rate contracts may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash or liquid securities (such as readily marketable obligations and money market instruments) with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount. The securities in the segregated account will be marked to market daily.

    Assets used as cover or held in a segregated account maintained by the custodian cannot be sold while the position requiring coverage or segregation is outstanding unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts or to cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

    TEMPORARY INVESTMENTS. Under unusual market conditions, the Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

    PORTFOLIO TURNOVER. The Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of municipal obligations or changes in the investment objectives of investors. Such trading may be expected to increase the portfolio turnover rate, which may increase capital gains and the expenses incurred in connection with such trading. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund.

    INVESTMENT RESTRICTIONS. The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or
(b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

        (1) Borrow money, except as permitted by the 1940 Act;

        (2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

        (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

        (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

        (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

        (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

        (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments;

        (8) Invest more than 25% of its total assets in issuers in any one industry.

    For purposes of the Fund's investment restrictions, the determination of the "issuer" of a municipal obligation which is not a general obligation bond will be made by the Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.

    The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

    For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. As discussed in the Prospectus and this SAI, the Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, and industrial development bonds. The Fund reserves the right to invest more than 25% of total assets in each of these sectors.

    The Fund has adopted the following nonfundamental investment policy which may be changed by the Trustees without approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

    Upon Board of Trustee approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

                              TRUSTEES AND OFFICERS

    The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC is the corporate parent of Eaton Vance. EV is the corporate trustee of Eaton Vance.

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                   TERM OF                                     IN FUND
                                   POSITION(S)   OFFICE AND             PRINCIPAL              COMPLEX
                                    WITH THE      LENGTH OF       OCCUPATION(S) DURING       OVERSEEN BY        OTHER
    NAME AND AGE                      FUND         SERVICE           PAST FIVE YEARS         TRUSTEE(1)  DIRECTORSHIPS HELD
--------------------              ------------  ------------  ----------------------------  ------------ ------------------
INTERESTED TRUSTEES
Jessica M. Bibliowicz             Trustee(2)    Since         President and Chief                174     None
  DOB: 11/28/59                   7/25/02       3 Years       Executive Officer of
                                                              National Financial Partners
                                                              (financial services company)
                                                              (since April 1999).
                                                              President and Chief
                                                              Operating Officer of John A.
                                                              Levin & Co. (registered
                                                              investment adviser) (July
                                                              1997 to April 1999) and a
                                                              Director of Baker, Fentress
                                                              & Company which owns John A.
                                                              Levin & Co. (July 1997 to
                                                              April 1999). Formerly,
                                                              Executive Vice President of
                                                              Smith Barney Mutual Funds.
                                                              Ms. Bibliowicz is an
                                                              interested person because of
                                                              her affiliation with a
                                                              brokerage firm.

James B. Hawkes                   Vice          Since 7/8/02  Chairman, President and            179     Director of EVC,
  DOB: 11/9/41                    President     3 Years       Chief Executive Officer of                 EV and EVD
                                  and                         BMR, Eaton Vance and their
                                  Trustee(3)                  corporate parent and trustee
                                                              (EVC and EV); Vice President


                                       8

                                                              of EVD. President or officer
                                                              of 179 investment companies
                                                              in the Eaton Vance Fund
                                                              Complex. Mr. Hawkes is an
                                                              interested person because of
                                                              his positions with BMR,
                                                              Eaton Vance and EVC, who are
                                                              affiliates of the Fund.

NONINTERESTED TRUSTEES
Donald R. Dwight                  Trustee(2)    Since         President of Dwight                179     Trustee/Director
  DOB: 3/26/31                                  7/25/02       Partners, Inc. (a corporate                of the Royce
                                                3 Years       relations and communications               Funds(consisting
                                                              company).                                  of 17 portfolios)

Samuel L. Hayes, III              Trustee(3)    Since         Jacob H. Schiff Professor of       179     Director of
  DOB: 2/23/35                                  7/25/02       Investment Banking Emeritus,               Tiffany & Co.
                                                3 Years       Harvard University Graduate                (specialty
                                                              School of Business                         retailer) and
                                                              Administration.                            Telect, Inc.
                                                                                                         (telecommunication
                                                                                                         services company)

Norton H. Reamer                  Trustee(4)    Since         President, Unicorn                 179     None
  DOB: 9/21/35                                  7/25/02       Corporation (an investment
                                                3 Years       and financial advisory
                                                              services company) (since
                                                              September 2000). Chairman,
                                                              Hellman, Jordan Management
                                                              Co., Inc. (an investment
                                                              management company) (since
                                                              November 2000). Advisory
                                                              Director of Berkshire
                                                              Capital Corporation
                                                              (investment banking firm)
                                                              (since June 2002). Formerly
                                                              Chairman of the Board,
                                                              United Asset Management
                                                              Corporation (a holding
                                                              company owning institutional
                                                              investment management firms)
                                                              and Chairman, President and
                                                              Director, UAM Funds (mutual
                                                              funds).

Lynn A. Stout                     Trustee(4)    Since         Professor of Law, University       173     None
  DOB: 9/14/56                                  7/25/02       of California at Los Angeles
                                                3 Years       School of Law (since July
                                                              2001). Formerly, Professor
                                                              of Law, Georgetown
                                                              University Law Center.

----------
(1) Includes both master and feeder funds in master-feeder structure.
(2) Class I Trustee whose term expires in 2003.
(3) Class II Trustee whose term expires in 2004.
(4) Class III Trustee whose term expires in 2005.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                TERM OF OFFICE
                              POSITION(S)        AND LENGTH OF
    NAME AND AGE               WITH FUND            SERVICE          PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------------------          ---------        --------------       --------------------------------------------
Cynthia Clemson              Vice President     Since 7/8/02         Vice President of Eaton Vance and BMR.
  DOB: 3/2/63                                                        Officer of 16 investment companies managed
                                                                     by Eaton Vance or BMR.

Thomas J. Fetter               President        Since 7/8/02         Vice President of Eaton Vance and BMR.
  DOB: 8/20/43                                                       Officer of 116 investment companies managed
                                                                     by Eaton Vance or BMR.

Robert B. MacIntosh          Vice President     Since 7/8/02         Vice President of Eaton Vance and BMR.
  DOB: 1/22/57                                                       Officer of 115 investment companies managed
                                                                     by Eaton Vance or BMR.

Alan R. Dynner                 Secretary        Since 7/8/02         Vice President, Secretary and Chief Legal
  DOB: 10/10/40                                                      Officer of BMR, Eaton Vance, EVD and EVC.
                                                                     Officer of 179 investment companies managed
                                                                     by Eaton Vance or BMR.

James L. O'Connor              Treasurer        Since 7/8/02         Vice President of BMR, Eaton Vance and EVD.
  DOB: 4/1/45                                                        Officer of 179 investment companies managed
                                                                     by Eaton Vance or BMR.

    The Nominating Committee of the Board of Trustees of the Fund is comprised of the Trustees who are not "interested persons" of the Fund as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is comprised of noninterested Trustees of the Fund. The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Trustees in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

    Messrs. Dwight (Chairman), Hayes and Reamer are members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund, and certain service providers.

    Messrs. Dwight, Hayes and Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund.

    As of the date of this SAI, the Committees had not held any meetings.

    In reviewing the approval of the investment advisory agreement between the Fund and the investment adviser, the noninterested Trustees considered, among other things, the following:

    o A report comparing the fees and expenses of the Fund to a peer group of funds;

    o Information on the relevant peer group(s) of funds and appropriate indices;

    o The economic outlook and the general investment outlook in the relevant investment markets;

    o   Eaton  Vance's   results  and   financial   condition  and  the  overall
        organization of the investment adviser;

    o   Arrangements regarding the distribution of Fund shares;

    o   The procedures used to determine the fair value of the Fund's assets;

    o The allocation of brokerage, including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

    o Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

    o The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

    o The quality nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates;

    o   Investment management staffing;

    o Operating expenses (including transfer agency expenses) to be paid to third parties; and

    o   Information to be provided to investors, including Fund's shareholders.

    In addition to the factors mentioned above, the noninterested Trustees also reviewed the level of the investment adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The noninterested Trustees considered the profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The noninterested Trustees also considered Eaton Vance's profit margins in comparison with available industry data.

    The noninterested Trustees did not consider any single factor as controlling in determining whether or not to approve the investment advisory agreement(s). Nor are the items described herein all encompassing of the matters considered by the noninterested Trustees. In assessing the information provided by Eaton Vance and its affiliates, the noninterested Trustees also took into consideration the benefits to shareholders of investing in a fund that is part of large family of funds which provides a large variety of shareholder services.

    Based on their consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the noninterested Trustees concluded that the approval of the investment advisory agreement(s), including the fee structure (described herein) is in the interests of shareholders.

    SHARE OWNERSHIP. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2001.

                                                         AGGREGATE DOLLAR RANGE
                                                          OF EQUITY SECURITIES
                                      DOLLAR RANGE OF    OWNED IN ALL REGISTERED
                                     EQUITY SECURITIES      FUNDS OVERSEEN BY
                                       OWNED IN THE       TRUSTEE IN THE EATON
         NAME OF TRUSTEE                   FUND            VANCE FUND COMPLEX
         ---------------                   ----            ------------------

     INTERESTED TRUSTEES
     Jessica M. Bibliowicz........         None             $10,001-- $50,000
     James B. Hawkes..............         None               over $100,000

     NONINTERESTED TRUSTEES
     Donald R. Dwight.............         None               over $100,000
     Samuel L. Hayes, III.........         None               over $100,000
     Norton H. Reamer.............         None               over $100,000
     Lynn A. Stout................         None             $10,001-- $50,000

    As of December 31, 2001, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

    During the calendar years ended December 31, 2000 and December 31, 2001, no noninterested Trustee (or their immediate family members) had:

        1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

        2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

        3. Any direct or indirect  relationship  with (i) the Trust or any Fund;
    (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

    During the calendar years ended December 31, 2000 and December 31, 2001, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

    Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

    The fees and expenses of the noninterested Trustees of the Fund are paid by the Fund. (The Trustees of the Fund who are members of the Eaton Vance organization receive no compensation from the Fund.) During the Fund's fiscal year ending October 31, 2002, it is anticipated that the noninterested Trustees of the Fund will earn the following compensation in their capacities as Trustee. For the year ended December 31, 2001, the noninterested Trustees earned the following compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex (1).

     SOURCE OF                JESSICA M.     DONALD R.     SAMUEL L.    NORTON H.        LYNN A.
   COMPENSATION               BIBLIOWICZ      DWIGHT      HAYES, III     REAMER           STOUT
  Fund*.................       $    200    $     200       $    200     $    200      $     200
  Fund Complex..........       $160,000    $ 162,500(2)    $170,000     $160,000      $ 160,000(3)

----------

*   Estimated
(1) As of August 1, 2002, the Eaton Vance fund complex consisted of 179 registered investment companies or series thereof.
(2) Includes $60,000 of deferred compensation.
(3) Includes $16,000 of deferred compensation.

                     INVESTMENT ADVISORY AND OTHER SERVICES

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

    The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or
Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

    The Investment Advisory Agreement continues in effect to March 31, 2004 and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

    Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. EV is a subsidiary of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G. L. Cabot, Thomas E. Faust, Jr., Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. James B. Hawkes, Thomas E. Faust, Jr., Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and Officers", all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

    CODE OF ETHICS. The investment adviser and the Fund have adopted a Code of Ethics governing personal securities transactions. Under the Code, Eaton Vance employees may purchase and sell securities (including securities held by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

    INVESTMENT ADVISORY SERVICES. Under the general supervision of the Fund's Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

    ADMINISTRATIVE SERVICES. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Fund's business.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value per Share of the Fund is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per Share is determined by Investors Bank & Trust Company ("IBT"), in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

    Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by the Trustees.

                                PORTFOLIO TRADING

    Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

    Municipal obligations, including state obligations, purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (I.E., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also purchase municipal obligations from underwriters, and dealers in fixed price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Fund and the Adviser's other clients for providing brokerage and research services to the Adviser.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the
Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

    The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. The investment companies sponsored by the Adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.

    Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by the Adviser. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. ("NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Municipal obligations considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                      TAXES

    The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart LLP, counsel to the Fund. The Fund has elected to be treated and intends to qualify each year as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

    In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

    The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

    Investments in lower-rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

    Distributions by the Fund of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. In order for the Fund to be entitled to pay exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). Interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

    Tax-exempt distributions received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

    Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's distributions of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

    Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (I.E., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a DE MINIMIS exclusion.

    From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of such legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected.

    In the course of managing its investments, the Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by the Fund of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund and allocated to the Fund.

    The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors. The Fund may have to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

    Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares, and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

    Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of up to 30% for amounts paid during 2002 and 2003. An individual's TIN is generally his or her social security number.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

    If the Fund issues preferred shares, the Fund will designate dividends made to holders of Shares and to holders of those preferred shares in accordance with each class's proportionate share of each item of Fund income (such as tax-exempt interest, net capital gains and other taxable income).

    The Fund is not appropriate for non-U.S. investors or as a retirement plan investment.

    STATE AND LOCAL TAXES. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. The Fund will report annually to shareholders the percentages representing the proportionate ratio of its net tax-exempt income earned in each state.

    In the opinion of special California tax counsel, Sidley Austin Brown & Wood LLP, under California law, dividends paid by the Fund are exempt from California personal income tax applicable to individuals who reside in California to the extent such dividends are derived from interest payment on California municipal obligations and municipal obligations issued by certain U.S. Territories and provided that at least 50% of the assets of the Fund at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the state of California. This opinion assumes and relies upon the Fund's qualification as a regulated investment company under federal income tax law.

    Under the California personal income tax, distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains taxable at ordinary income rates. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income.

    The foregoing briefly summarizes some of the important federal income tax and California personal income tax consequences to Shareholders of investing in Shares, reflects the federal and California income tax laws as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as insurance companies and financial institutions.

    Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state or local tax consequences of investing in the Fund.

                                OTHER INFORMATION

    The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

    The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

    The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding 2/3 of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

    The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                              INDEPENDENT AUDITORS

    Deloitte & Touche LLP, Boston, Massachusetts, are the independent auditors for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of
Eaton Vance Insured California Municipal Bond Fund:

    We have audited the accompanying statement of assets and liabilities of Eaton Vance Insured California Municipal Bond Fund (the "Fund") as of August 19, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Eaton Vance Insured California Municipal Bond Fund as of August 19, 2002 in conformity with generally accepted accounting principles.

Boston, Massachusetts
August 20, 2002

               EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 19, 2002

   ASSETS
     Cash.......................................................     $ 100,000
     Offering costs.............................................     $ 300,000
                                                                     ---------
     Total assets...............................................     $ 400,000
                                                                     =========

   LIABILITIES
     Accrued offering costs.....................................     $ 300,000
                                                                     ---------
     Total liabilities..........................................     $ 300,000
                                                                     =========
   Net assets applicable to 6,666.67 common shares of
     beneficial interests issued and outstanding................     $ 100,000
                                                                     =========
     NET ASSET VALUE AND OFFERING PRICE PER SHARE...............     $   15.00
                                                                     ==========

                          NOTES TO FINANCIAL STATEMENT

NOTE 1: ORGANIZATION

    The Fund was organized as a Massachusetts business trust on July 8, 2002, and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 6,666.67 common shares to Eaton Vance Management, the Fund's Investment Adviser.

    Eaton  Vance   Management,   or  an   affiliate,   has  agreed  to  pay  all
organizational expenses and offering costs (other than sales loads) that exceed $0.03 per common share.

    The Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax, and California personal income tax.

NOTE 2: ACCOUNTING POLICIES

    The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results may differ from those estimates.

    The Fund's share of offering costs will be recorded as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of 10,000,000 common shares.

NOTE 3: INVESTMENT MANAGEMENT AGREEMENT

    Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 0.65% of the average weekly gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.

    In addition, the Adviser has contractually agreed to reimburse the Fund for fees and expenses during the first 8 years of operations. These reductions range from 0.32% of the average weekly gross assets during the first year of operations, declining to 0.08% of the average weekly gross assets during the eighth year. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond this time.

    Eaton Vance serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

NOTE 4: FEDERAL INCOME TAXES

    The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, if any, and tax-exempt income, including any net realized gain on investments.

                                                                      APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS+
                         MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

-------------------

+ The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

    ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

    Should no rating be assigned, the reason may be one of the following:

    1.  An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3.  There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

    NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

    MIG/VMIG RATINGS U.S. SHORT-TERM RATINGS: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

    In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

    In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

    The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short- term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

    MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

    MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

    MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

    SG:  This  designation  denotes   speculative-grade   credit  quality.  Debt
instruments in this category in this category may lack sufficient margins of protection.

STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

    Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

    BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-- rating.

    B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-- rating.

    CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-- rating.

    CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

    C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

    D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    PLUS (+) OR MINUS (--): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

    NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

    S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    o Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

         SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

         SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3: Speculative capacity to pay principal and interest.


FITCH RATINGS

INVESTMENT GRADE BOND RATINGS

    AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

    A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

    BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

    B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C:  Bonds are in imminent default in payment of interest or principal.

    DDD, DD AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

    PLUS (+) OR MINUS (--): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

    NR:  Indicates that Fitch does not rate the specific issue.

    CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F-1+'.

    F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the `F-1+' and `F-1' categories.

    F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                 * * * * * * * *

    NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

    Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

DESCRIPTION OF THE INSURANCE CLAIMS-PAYING ABILITY RATINGS OF STANDARD & POOR'S RATINGS GROUP AND MOODY'S INVESTORS SERVICE, INC.

    An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policy holder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of the these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

    An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on an specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (I.E., debt contracts).

    The assignment of ratings by S&P and Moody's to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

                                                                      APPENDIX B

                           TAX EQUIVALENT YIELD TABLE

    The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 7% under the 2002 regular federal income tax and California personal income tax rates applicable to individuals.

                                      COMBINED FEDERAL AND                                  TAX-EXEMPT YIELD
                                    CALIFORNIA STATE TAX RATES   ------------------------------------------------------------------
   SINGLE RETURN    JOINT RETURN    FEDERAL    STATE  BLENDED   4.0%      4.5%      5.0%      5.5%      6.0%      6.5%      7.0%
----------------------------------- --------  ------- -------  -------   -------   -------   -------   -------   -------   ------
(TAXABLE INCOME)**                                                                    IS EQUIVALENT TO A FULLY TAXABLE YIELD OF
     $21,504--        $43,007--     15.0%      6.00%    20.10%   5.01%     5.63%     6.26%     6.88%     7.51%     8.14%     8.76%
     $27,950          $46,700
     $27,951--        $46,701--     27.0%      6.00%    31.38%   5.83%     6.56%     7.29%     8.02%     8.74%     9.47%    10.20%
     $30,298          $60,596
     $30,299--        $60,599--     27.0%      8.00%    32.84%   5.96%     6.70%     7.44%     8.19%     8.93%     9.68%    10.42%
     $38,291          $76,582
     $38,292--        $76,583--     27.0%      9.30%    33.79%   6.04%     6.80%     7.55%     8.31%     9.06%     9.82%    10.57%
     $67,700         $112,850
     $67,751--       $112,851--     30.0%      9.30%    36.51%   6.30%     7.09%     7.88%     8.66%     9.45%    10.24%    11.03%
    $141,250         $171,950
    $141,251--       $171,951--     35.0%      9.30%    41.05%   6.78%     7.63%     8.48%     9.33%    10.18%    11.03%    11.87%
    $307,050         $307,050
  Over $307,050    Over $307,050    38.6%      9.30%    44.31%   7.18%     8.08%     8.98%     9.88%    10.77%    11.67%    12.57%

----------

** Net amount subject to federal personal income tax after deductions and exemptions.

    The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions generally for individual taxpayers with adjusted gross income in excess of $137,300. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $103,000 and joint filers with adjusted gross income in excess of $206,000. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

    The combined federal and California tax brackets are calculated using the highest California tax rate applicable within each bracket. Taxpayers may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that California taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 27%, 30%, 35.0% and 38.6%, over the same ranges of income.

    Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax-exempt yield. While it is expected that the Fund will invest principally in obligations the interest from which is exempt from the regular federal income tax and California State personal income taxes, other income received by the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on Fund distributions. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

    The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                                                      APPENDIX C

                    CALIFORNIA AND U.S. TERRITORY INFORMATION

    The following is a summary of certain selected information relating to the economy and finances of California (hereinafter the "State" or "California") and the U.S. territories listed below. It is not a discussion of any specific factors that may affect any particular issuer of municipal securities. The information is not intended to be comprehensive and does not include all of the economic and financial information, such as certain information pertaining to budgets, receipts and disbursements, about California or such U.S. territories that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in accordance with issuance of general obligation bonds of California or such U.S. territories. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the budget or equivalent office of California or such U.S. territories. The information below is derived from selected public documents of the type described above and has not been independently verified by the Fund.

CALIFORNIA

GENERAL ECONOMIC CONDITIONS

    The economy of California is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a moderate recession in early 2001, losing 249,300 jobs between January and November of 2001. The recession was concentrated in the state's high-tech sector and tourism industry. The latter was hit hard by the September 11 terrorist attacks. From November 2001 to April 2002, employment grew by 46,300 jobs, as the state began to recover. But the recovery has been slow so far, and unemployment continues to rise. Unemployment has risen from 4.7 percent in February 2001 to 6.4 percent in April 2002. (See "Current State Budget" below.)

    California's July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population.

    California's population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State's population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State's population with over
16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State's population with a population of over 7.0 million.

    Non-farm employment this year is likely to be up about 1.0 percent from 2001. Further growth is projected in 2003, the year's average growth expected to be 2.7 percent. The unemployment rate -- a lagging indicator -- is forecast to edge up to 6.4 percent this year from a 6.0 percent average in 2001, and then decline to 5.7 percent in 2003.

    Construction trends are expected to be mixed. Low interest rates and a large backlog of unmet demand should encourage further gains in new residential construction, with 153,000 new units forecast to be authorized by building permits in 2002, up from 149,000 in 2001. Next year, homebuilding is expected to decline to 148,000 units.

    Although California has avoided the commercial construction excesses of the 1980s, slower job growth, coupled with new supply already under construction, will result in rising commercial and retail vacancy rates, which in turn will discourage new construction starts. After several years of strong double-digit growth, nonresidential permit values (not adjusted for inflation) are expected to slow this year, but edge back up in 2003.

    The weakness in personal income growth in the current year is assumed to be primarily driven by a drop in capital gains as well as due to lower reduced stock option income. Capital gains for the 2001 tax year are estimated to have decreased by 60 percent to $47 billion, and are projected to slowly recover with a 5 percent increase in 2002. Stock options are estimated to have dropped by almost 45 percent, to $44 billion in 2001 and are forecast to decline by another 30 percent in 2002, to $31 billion.

PRIOR FISCAL YEARS' FINANCIAL RESULTS

    The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in strong growth in General Fund revenues during fiscal year 1999-2000. Currently, however, both the nation and the State are experiencing an economic downturn.

    2000-2001 FISCAL YEAR BUDGET. The 2000-2001 Budget Act (the "2000 Budget Act"), signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-2000 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-2000 and reflected the use of $5.5 billion from the State budget reserve available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-2001 was for one-time expenditures and investments.

    At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 State budget reserve balance to be $1.781 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. The Governor vetoed just over $1 billion in General Fund and special fund appropriations from the Budget approved by the Legislature, in order to achieve the budget reserve. Because of the State's strong cash position, the State announced that it would not undertake a revenue anticipation note borrowing in 2000-2001.

    The 2000 Budget Act included special fund expenditures of $15.6 billion, and bond fund expenditures of $5.0 billion. Special fund revenues were estimated at $16.5 billion.

CURRENT STATE BUDGET

    BACKGROUND. The 2001-2002 Governor's Budget, released January 10, 2001 estimated 2001-2002 General Fund revenues and transfers to be about $79.4 billion and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-2001. The Governor proposed budget reserves in 2001-2002 of $2.4 billion, including $500 million for unplanned litigation costs.

    The May Revision to the 2001-2002 Governor's Budget disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The Fiscal Year 2001-2002 Budget Act projects General Fund revenues in 2001-2002 will be about $75.1 billion, a drop of $2.9 billion from revised 2000-2001 estimates. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

    FISCAL YEAR 2001-2002 BUDGET ACT. The Fiscal Year 2001-2002 Budget Act (the "2001 Budget Act") was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the budget passed by the Legislature. The spending plan for 2001-2002 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest. See "Recent Developments Regarding Natural Gas and Electricity" below.

    The 2001 Budget Act also included special fund expenditures of $21.3 billion and bond fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

    Some of the important features of the 2001 Budget Act were the following:

    1. Proposition 98 per pupil spending was increased by 4.9 percent to $7,002. Total General Fund spending of $32.4 billion for K-12 education fully funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs, energy cost assistance, and high-tech high schools.

    2. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases. Additional funding was also provided for 3 percent student growth at community colleges.

    3. Health, welfare and social services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs.

    4. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment. As noted above, the Legislature modified the law permitting a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year. This change was not expected to impact the 2001-2002 fiscal year.

    5. The 2001 Budget Act altered the six-year transportation funding plan started in the 2000-2001 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and this transfer will take place during the 2003-2004 to 2007-2008 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-2002 and 2002-2003 fiscal years. To allow all current projects to remain on schedule through 2002-2003, the legislation authorized certain internal loans from other transportation accounts. Part of the 2001 Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-2008, the dedication of sales taxes on gasoline to transportation purposes. The constitutional amendment was approved on March 5, 2002 by 69.1% of voters in the State voting for the dedication.

    6. The 2001 Budget Act provided significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $209 million for mental health and social services, $154 million for street and road maintenance, $124 million for various public safety programs and $34 million for environmental protection.

    2002-2003 PROPOSED  GOVERNOR'S  BUDGET.  The Proposed  2002-2003  Governor's
Budget, released on January 10, 2002 (the "2002-2003 Governor's Budget"), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Governor projected a combined budget gap for 2001-2002 and 2002-2003 of approximately $12.5 billion.

    The May Revision to the 2002 Governor's Budget (the "May Revision") projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-2002 and 2002-2003 fiscal years. As a result, the combined budget gap for 2001-2002 and 2002-2003 rose from the $12.5 billion estimated in January to $23.6 billion.

    The May Revision projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $61.1 billion in 2001-2002. This is $3.8 billion lower than projected in the 2002
Governor's Budget ($64.9 billion) and $11.7 billion lower than the final estimates for 2000-2001. Most of the decline in projected tax revenues is attributable to the personal income tax. Total revenues and transfers, projected to be $73.8 billion in 2001-2002, include the repayment of $6.7 billion from the sale of Department of Water Resources Revenue Bonds and other sources to repay General Fund loans with interest. The Power Bonds were originally expected to be sold in June 2002. However, the cash flows now show that the sale is anticipated to occur by the end of October, 2002. See "Recent Developments Regarding Natural Gas and Electricity." The May Revision projected major General Fund tax revenues of $70.6 billion and total General Fund revenues and transfers of $78.6 billion for 2002-2003.

    In early June, actual receipts reported by the State Controller's Office for the month of May were $372 million below forecast, on a fund cash basis. This was attributable to an overstated estimate of fund cash by the Department of Finance for the month in the range of $344 million. The Department of Finance bases its budgetary revenue forecast on receipts on the Agency cash basis, not fund cash basis. Therefore, these lower receipts on a cash basis do not translate into a significant change in budgetary revenues.

    The Governor proposed to close the $23.6 billion budget gap through a combination of spending reductions and revenue proposals, as well as the maximum fiscally responsible level of fund shifts, loans, accelerations, transfers and deferrals:

    1. Expenditure reductions in the 2001-2002 and 2002-2003 fiscal years (from currently budgeted and projected expenditures based on current programs) totaling about $7.597 billion. This includes the proposals made by the Governor in November 2001, which were substantially enacted by the Legislature.

    2. The receipt of $4.5 billion in 2002-2003 from the securitization (sale) of a large portion of the State's future receipt of payment from tobacco companies from the settlement of litigation against those companies.

    3. A total of $1.729 billion in loans from various funds, including $1.095 billion from transportation funds.

    4. The shift of $1.327 billion of expenditures from the General Fund to other funding sources, such as special funds and proposed future bond funds.

    5. General Fund savings of $1.276 billion in 2002-2003 from a temporary reduction in the Vehicle License Fee offset level from 67.5 percent to 25 percent for the 2003 calendar year only.

    6. The receipt of $1.2 billion additional revenues in 2002-2003 from a two-year suspension of the net operating loss provisions in current law.

    7. General Fund savings of $1.149 billion from a one-month deferral of certain education disbursements from 2001-2002 to July 2002. This total includes $76 million for the Instructional Time and Staff Development Reform Program, $61 million for the Standardized Testing and Reporting Program, $39 million for Beginning Teacher Support and Assistance, $713 million for Targeted Instruction

Improvement Block Grant, $144 million for High Achieving/Improving Schools, and $116 million for community colleges.

    8. General Fund savings of $1.083 billion ($223 million in 2001-2002 and $860 million in 2002-2003) from the Treasurer's Debt Restructuring Plan to amortize the State's long-term debt to more closely approximate level annual debt service costs rather than the level annual principal. The plan also includes the issuance of refunding debt to pay selected maturities of general obligation bonds due between February 2002 and June 2004.

    9. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.081 billion.

    10. Additional revenue of $938 million in 2002-2003 due to Federal Tax Conformity ($432 million) and Tax Compliance ($506 million). The former is comprised of a new proposal to change California tax law to conform with federal tax law regarding accounting for bad debt reserves for large banks as well as the pension and individual retirement account conformity package included in the Governor's Budget, which was passed by the Legislature and signed by the Governor on May 8, 2002. The latter is comprised of various proposals such as waiving penalties and interest on delinquent accounts, increasing collections activities, ensuring proper auditing of tax credits and improving the effectiveness of the tax protest and settlement programs.

    11. Accelerations and transfers from other funds to the General Fund totaling $1.287 billion.

    12. Additional revenues of $475 million in 2002-2003 from a 50-cent increase in the tobacco excise tax.

    All of these proposals are subject to consideration by the Legislature and, in some cases, action by other bodies, such as the federal government. The final outcome of these proposals will be known in the upcoming months.

    Despite the challenge represented by the severe revenue decline and the budget gap, the May Revision contains the following major components:

    1. The May Revision proposed a 4.8 percent increase in K-12 funding for 2002-2003 above the revised 2001-2002 estimates. This would provide funding for K-12 schools above the minimum requirement under Proposition 98 at the Test 2 level, fully funding statutory growth and cost-of-living adjustments. Total Proposition 98 expenditures for education would be about $7,186 per pupil, an increase from the estimated level of $6,618 for 2001-2002. In addition, the May Revision preserves funding for key education initiatives including teacher development and recruitment, instructional materials, class size reduction, assisting low performing schools, and before and after school care expansion.

    2. Although the May Revision proposes to reduce funding for higher education by 0.6 percent in 2002-2003 compared to the revised estimates for 2001-2002, the proposed reductions are intended to have no direct effect on core classroom instructional needs. In spite of budget constraints, the May Revision provides full funding for enrollment increases at the University of California, California State University and the Community Colleges. The May Revision also continues funding for the new University of California campus at Merced, scheduled to open in the fall of 2004.

    3. The Governor proposed a total of $30 billion in new general obligation bonds for local school construction and higher education facilities to be included in amounts of $10 billion each on the 2002, 2004 and 2006 statewide ballots. Almost all of the last voted bond authorization, $9.2 billion approved in 1998, has been allocated.

    4. Youth and adult corrections expenditures will be reduced by 3.7 percent from the previous year, reflecting slowing inmate population growth, while protecting public safety. Health and human services expenditures will be reduced by 5.3 percent, while providing health insurance coverage for children and critical care programs for seniors. Combined expenditures for other programs, such as transportation, resources, environmental protection, general government and tax relief, will be reduced by 4.2 percent in the aggregate. Many capital outlay projects currently funded out of the General Fund are proposed to be funded with bond funding.

    5. In addition to the 6,600 positions eliminated since 1999, the May Revision proposes to eliminate an additional 4,000 state government positions. The first priority for elimination in each department will be vacant positions not required to maintain critical public health and safety functions. A process will be established for the elimination of filled positions in accordance with state laws, regulations and Memoranda of Understanding with represented employees.

    FISCAL YEAR 2002-2003 BUDGET ACT. The Fiscal Year 2002-2003 Budget Act (the "2002 Budget Act") was signed by the Governor on September 5, 2002, almost nine weeks after the start of the fiscal year. The spending plan for 2002-2003 includes General Fund expenditures of $76.7 billion, a reduction of $141 million from Fiscal Year 2001-2002. The 2002 Budget Act contains a reserve of $1.035 billion.

    The 2002 Budget Act closed the $23.6 billion budget gap between expenditures and revenues (the "Budget Gap") through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. Program reductions and the receipt of funds from the tobacco securitization settlement account for approximately 50 percent of the approach to close the Budget Gap. The following are important changes to the proposals contained in the May Revision to close the Budget Gap:

    1. A total of $2.028 billion in loans from various funds, an increase from the $1.729 proposed in the May Revision.

    2. General Fund savings of $1.728 billion from a one-month deferral of certain education disbursements, an increase from the $1.149 billion proposed in the May Revision.

    3. The General Fund savings of $1.276 billion in 2002-2003 from a temporary reduction in the Vehicle License Fee offset level proposed in the May Revision was not included in the 2002-2003 Budget Act to address the Budget Gap.

    The 2002 Budget Act contains the  following  notable  changes  since the May
Revision:

    1. The 2002 Budget Act increases K-12 funding to $30.8 billion, a 2.1 percent increase from the May Revision; and

    2. The 2002 Budget Act eliminates 7,000 State government positions, an increase of 4,000 positions from the May Revision.

    Complete text of the 2002 Budget Act may be found at the website of the Department of Finance, WWW.DOF.CA.GOV, under the heading "California Budget."

FUTURE BUDGETS

    It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

RATINGS

    As of March 2002, the following ratings for the State of California general obligation bonds have been received from Moody's Investors Service, Inc.


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

("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch"):

                   FITCH               MOODY'S         S&P
                   -----               -------         ---

                   AA                  A1              A+

    Currently, the State's rating outlook with Moody's and S&P remains negative and its rating with Fitch remains on rating watch -- negative.

    These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

    Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

RECENT DEVELOPMENTS REGARDING NATURAL GAS AND ELECTRICITY

    During the past year California has experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.

    Shortages of electricity available within the service areas of California's three investor-owned utilities (the "Utilities") have resulted in the need to implement rotating electricity blackouts, affecting millions of Californians, on several occasions since the start of 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act (the "Emergency Services Act") on the basis that the electricity available from California's Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (Chapter 4 and 9, First Extraordinary Session of 2001, hereafter referred to as the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").

    DWR began selling electricity to 10 million retail electric customers in California in January 2001. DWR purchases power from wholesale supplies under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the customers through the transmission and distribution systems of the Utilities and payments from the customers are collected for DWR by the Utilities pursuant to servicing arrangements ordered by the CPUC. The DWR power supply program is expected to supply the shortfall (the "net short") between the amount of electricity required by customers of the Utilities and the amount of electricity furnished to customers by the Utilities until December 31, 2002. The Governor and the CPUC are developing plans for the provision of the net short after 2002, including plans to enable each of the Utilities to be able to furnish the portion of the net short not provided by DWR's long-term contracts (the "residual net short"). Alternatively, it is possible that the authorization of DWR to provide the residual net short will be extended by legislation or that another State agency will be authorized to develop a successor program.

    DWR's Power Supply Program has been financed by unsecured loans from the General Fund (and certain other funds) of the State, plus retail customer payments received by DWR. As of May 31, 2002, DWR had, since the start of the


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

program on January 17, 2001, incurred power purchase obligations and administrative expenses aggregating slightly more than $13 billion, of which $6.2 billion was advanced from the General Fund (of which $116 million has already been repaid) and $5.2 billion was paid from retail customer payments received by the DWR. Advances from the General Fund ceased in June 2001 after DWR arranged secured loans from banks and other financial institutions (the "Interim Loans"), providing net proceeds aggregating approximately $4.1 billion.

    Pursuant to the Power Supply Act, DWR plans to issue approximately $11 billion of revenue bonds to fund its Power Purchase Program (or provide long-term financing for costs that have been financed on an interim basis with advances from the General Fund of the State and an interim loan from certain lenders). The revenue bonds will be repaid from a dedicated revenue stream derived from retail end use customer payments for electricity. Completion of the DWR bond sale is dependant on a number of factors. The timing of the bond sale is uncertain but DWR expects it to occur in 2002. The State may make additional loans or other advances from the State General Fund to support the Power Supply Program subsequent to the issuance of the DWR revenue bonds. Alternative sources of additional funding for the power supply program (if needed) would be rate increases and additional revenue bonds or other obligations. The principal amount of revenue bonds that can be issued by DWR may not exceed $13.4 billion.

    The terms of the Interim Loans require that the DWR revenue bond proceeds be used to prepay the Interim Loans before being used to repay the State loans or to pay expenses of the Power Supply Program. Unless the Interim Loans are prepaid, Interim Loan principal is payable in eleven quarterly installments commencing on April 30, 2002. Currently, there is $3.8 billion outstanding. Interest is payable at variable rates tied to market indices. Interest was capitalized through February 2002, and thereafter principal and interest are payable solely from revenues from power sales and other funds of the Power Supply Program after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. The Interim Loans are not a general obligation of the State and are not repayable from or secured by the General Fund. The loan agreement does not provide for acceleration of the Interim Loans if DWR is not in compliance with the terms of the loan agreement. DWR's current revenue requirement includes amounts sufficient to pay scheduled Interim Loan debt service until a new revenue requirement can be implemented.

    Delays in issuing the DWR revenue bonds would in turn delay the DWR's planned loan repayments to the General Fund and may require additional loans from the General Fund. If State loans to the DWR affect available resources to pay for normal State operations, the State could issue short-term obligations to maintain adequate cash reserves. The State has issued short-term obligations in the past to meet its cash flow needs.

    On April 6, 2001, Pacific Gas & Electric ("PG&E"), a Utility, filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code. The bankruptcy proceedings (hereafter the "PG&E Bankruptcy") are pending in U.S. Bankruptcy Court in San Francisco, California. During the PG&E Bankruptcy, it is anticipated that PG&E's operations will continue under current management, while the Bankruptcy Court decides on the allocation of PG&E's available cash flow and assets among its various creditors. The State has filed numerous claims as a creditor of PG&E, including, but not limited to, claims for income and property taxes, regulatory fees, fines and penalties and environmental fees, fines and penalties. PG&E or other parties to the PG&E Bankruptcy may seek to have the Bankruptcy Court take actions that affect prices charged to end users for electricity or affect existing contracts for purchase or sale of electricity. Bankruptcies involving large and complex companies typically take several years to conclude. PG&E's parent company, PG&E Corp., has not filed for bankruptcy protection. On September 20, 2001, PG&E filed its reorganization plan with the Bankruptcy Court. The plan seeks an extensive restructuring of PG&E's business and the transfer of certain of its assets, including its electric and gas transmission assets, to newly created limited liability companies. PG&E has also filed the plan at FERC, the Securities and Exchange Commission and the Nuclear Regulatory Commission seeking their approval of the elements under their jurisdiction. On November 27, 2001, the CPUC filed its opposition to the PG&E disclosure statement describing the reorganization plan. On February 27, 2002, the CPUC filed a term sheet on an alternate plan of reorganization. The Bankruptcy Judge accepted the term sheet, and ordered the CPUC to file a plan of reorganization and disclosure statement by April 15, 2002 with no date set for a hearing. On April 3, 2002, PG&E filed an amended disclosure statement and plan of reorganization. A hearing on PG&E's amended plan of reorganization was held on April 11, 2002. On April 15, 2002, the CPUC filed an alternate plan of reorganization and disclosure statement. Both plans have been submitted to the creditors for voting. The Bankruptcy Judge has scheduled July 17, 2002, as the date for filing objections for both plans and August 12, 2002 as the date by which creditors must return their ballots accepting or rejecting the plans. The votes have not yet been counted. On August 23, 2002, the CPUC and the creditors' committee reached an agreement to ask the Bankruptcy Judge to reopen the vote and let creditors consider a revised version of the CPUC plan.

    Southern California Edison ("SCE"), a Utility, has not sought protection of or been forced into bankruptcy, although this may change in the future. SCE has entered into a Memorandum of Understanding with the Governor designed to strengthen its financial condition.

    All three  Utilities  have  applications  pending  before  the CPUC  seeking authorization to increase rates further to recover past losses and increase future revenues. On October 2, 2001, SCE and the CPUC announced the proposed settlement of certain pending litigation which is intended to allow SCE to recover from ratepayers a substantial portion of its accumulated debts. The settlement was approved by the federal District Court on October 5, 2001. A consumer group has appealed that decision. The group's motions for stay of judgment pending appeal have been denied by both the District Court (on remand) and the appellate court. Oral argument on that appeal occurred on March 7, 2002, but the Court has not yet ruled. SCE had previously indicated that it might seek bankruptcy law protection if the Legislature did not enact legislation to assist its financial recovery. See "Pending Litigation" below for a discussion of related lawsuits. The amount and timing of further rate increases for electricity supplied by DWR and the Utilities may be affected by a number of factors, including rehearings and appeals of the applicable CPUC orders and the PG&E Bankruptcy.

    A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the Utilities and the California Independent System Operator (the "ISO"); continuing obligations of certain small power generators; and antitrust and fraud claims against various parties. (See "Pending Litigation" below for a discussion of certain of these lawsuits and further discussion of the PG&E Bankruptcy.)

    California imports a substantial amount of its natural gas. Limited gas transmission pipeline capacity into California and a major pipeline break in New Mexico during the summer of 2000, coupled with increases in wholesale prices for natural gas in the United States, have resulted in substantial price increases that are being passed on to business and residential consumers. Also, local municipalities and governmental entities are paying increased service costs, which might negatively impact their budgets. Pipeline expansion is planned but will not be complete for several years. Nationwide, relatively high prices for natural gas are likely to persist for several years. Supplies of natural gas in northern and central California are also being affected by the financial difficulty of the utility company serving that region. Shortages of natural gas supplies could adversely affect the economy, and particularly generation of electricity, much of which is fueled by natural gas.

    Since January 2001, the Governor and Legislature have implemented a number of steps through new laws and Executive Orders to respond to the energy problems in the State. These steps include expediting power plant construction and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets. The Governor believes the combination of these steps, along with moderate temperatures, allowed the State to avoid any electricity interruptions during the peak summer energy demand season.

    While the State expects that over time the measures described above, coupled with conservation, load management and improved energy efficiency, will continue to enable the State to avoid disruptions of the supply of electricity to the public, and will maintain lower wholesale power prices and ultimately promote the financial recovery of the Utilities, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens. Further, the PG&E Bankruptcy interjects a new party, the federal Bankruptcy Court, into the making of decisions regarding future electricity costs and the role of PG&E. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the State's and local governments' economies, the State's business climate and that could in turn affect State and local revenues.

LOCAL GOVERNMENTS

    The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,800,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

    In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-14 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also has provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Local governments sued the State (Sonoma County, et al. v. Commission on State Mandates, et al.) over these transfers. The appeals court denied the plaintiffs' position and the subsequent appeal was not heard by the State Supreme Court.

    Since then the State has also provided additional funding to counties and cities through various programs. The 2001 Budget Act and related legislation provide assistance to local governments, including $357 million for various local public safety programs, including the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution, $154 million for deferred maintenance of local streets and roads, $60 million in assistance for housing, $209 million for mental health and social services and $34 million for environmental protection. For 2002-2003 the State proposes to continue to provide $121.3 million for the COPS program, approximately $134 million for deferred maintenance of local streets and roads, $38 million for environmental protection and hundreds of millions for health and human services. Nevertheless, the energy situation may have an impact on whether these moneys are actually allocated to the local governments. (See "Recent Developments Regarding Natural Gas and Electricity" above.)

    The economies of various local governments may be negatively affected by the energy situation in California. (See "Recent Developments Regarding Natural Gas and Electricity" above.) Additionally, for the majority of local governments that do not have publicly owned utilities, the increased charges for power will have budgetary impact, but the degree of that impact cannot be ascertained at this time.

    The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under Ca1WORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

    Administration of the CalWORKs program is largely at the county level, and the counties receive financial incentives for success in this program. Beginning in 2000-2001, county performance incentive earnings are subject to Budget Act appropriation. Counties will have earned $1.2 billion through the end of 2001-2002, but have only spent $186.6 million through December 2001. Because the Department of Social Services (the "DSS") has allocated $1.1 billion to counties, the majority of this funding currently resides in county bank accounts.

    Recently, the federal government formally notified the DSS that the State is in violation of the federal Cash Management Act in drawing down federal Temporary Assistance for Needy Families ("TANF") dollars for fiscal incentive purposes that were not going to be immediately spent by the counties. TANF is a federal block grant program with lifetime time limits on TANF recipients, work requirements and other welfare reform changes. Under the Cash Management Act, TANF funds are to remain at the federal level until such time as a state is going to actually expend those funds. The DSS plans to recover the $600 million that is expected to remain unexpended by the counties. The May Revision to the 2002 Governor's Budget proposes to use $169.2 million as a funding source in 2002-2003 to maintain CalWORKS funding within available resources and $120 million to fund a one-time augmentation to CalWORKS employment services. The remaining, $310.8 million will be appropriated to counties for 2002-2003. In addition to $97 million in incentives earned prior to 2000-2001, $169.2 million may need to be paid to counties in the future. The $120 million would not need to be paid back because the counties would be required to waive their entitlement to these incentive funds as a condition for receipt of the one-time employment services augmentation.

    Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2002-2003 CalWORKS caseload is projected to be 524,000, up from 507,000 cases in 2001-2002. This represents a major improvement from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-1995. The longer-term impact of the Law and CalWORKS is being evaluated by the RAND Corporation, with a series of reports to be furnished and the final report to be released in 2002.

    The 2001-2002 CalWORKs budget reflects that California has met the federally-mandated work participation requirements for federal fiscal years
1997, 1998, 1999, and 2000. Having met that goal, the federally-imposed maintenance-of-effort ("MOE") level for California was reduced from 80 percent of the federal fiscal year 1994 baseline expenditures for the former Aid to Families with Dependent Children ("AFDC") program ($2.9 billion) to 75 percent ($2.7 billion). It is expected that California will continue to meet the work participation goal in federal fiscal year 2001 and beyond. In addition, it is assumed that California will receive a TANF High Performance Bonus award of $20 million in 2001-2002. This bonus will be awarded to states for their successes in moving welfare recipients to work and sustaining their participation in the workforce during federal fiscal year 2001. California also received a TANF High Performance Bonus Award in 1999-2000 and 2000-2001 based upon the State's success during federal fiscal years 1999 and 2000 respectively.

    In 2002-2003 it is anticipated that California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. The May Revision includes total CalWORKs-related expenditures of $7.4 billion for 2002-2003, including child care transfer amounts for the Department of Education and the general TANF Block Grant reserve.

    Authorization for the TANF program ends September 30, 2002. For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how California's TANF funding will be affected by reauthorization.

    Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $415 million and cities are retaining $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resources from the counties in 2002-2003.

    TOBACCO LITIGATION. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). During Fiscal Year 2000-2001, the General Fund received $386 million in settlement payments. The 2001 Budget Act forecasts payments to the State totaling $488 million in 2001-2002 of which $86 million will go to the General Fund and the balance will be in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization. The 2001 Budget Act forecasts payments to the State totaling $474 million in 2002-2003, which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a tobacco settlement securitization.

    The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies' payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "second annual" payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages. (See "Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation" below.)

CONSTITUTIONAL AND STATUTORY LIMITATIONS; FUTURE INITIATIVES; PENDING LITIGATION

    CONSTITUTIONAL AND STATUTORY LIMITATIONS. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness and (as a result of a constitutional amendment approved by California voters on November 7, 2000) on bonded indebtedness for school facilities and equipment approved by 55 percent of the voters voting on the bond measure, subject to certain restrictions. "Full cash value" is defined as "the county assessor's valuation of real property as shown on the 1975-1976 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

    On November 7, 2000, voters approved Proposition 39 called the "Smaller Classes, Safer Schools and Financial Accountability Act" (the "Smaller Classes Act"). The Smaller Classes Act amends Section 1 of Article XIII A, Section 18 of
Article XVI of the California Constitution and Section 47614 of the California Education Code. Effective upon its passage, the newly added Section 18(b) of
Article XVI Allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under Section 18 of Article XVI of the Constitution. The reduced 55 percent voter requirement applies only if the bond measure submitted to the voters includes certain restrictions, identifications and certifications.
Section 1(b)(3) of Article XIII A has been added to except from the one percent ad valorem tax limitation under Section 1(a) of Article XIII A of the Constitution levies to pay bonds approved by 55 percent of the voters subject to the restrictions with respect to the ballot measure.

    The Legislature enacted AB 1908, Chapter 44, which became effective upon passage of Proposition 39. AB 1908 amends various sections of the Education Code. Under amendments to Sections 15268 and 15270 of the Education Code, the following limits on ad valorem taxes apply in any single election: (1) for a school district, indebtedness shall not exceed $30 per $100,000 of taxable property; (2) for a unified school district, indebtedness shall not exceed $60 per $100,000 of taxable property; and (3) for a community college district, indebtedness shall not exceed $25 per $100,000 of taxable property. Finally, AB 1908 requires that a citizens' oversight committee must be appointed who will review the use of the bond funds and inform the public about their proper usage and perform annual audits.

    Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

    At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.

    Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

    During the recession in the early 1990's, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the

"extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from the 1991-1992 Fiscal Year to the 1993-1994 Fiscal Year.

    In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, that challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools are repaying $825 million. The State's share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment counts either as appropriations that count toward satisfying the Proposition 98 guarantee, or as appropriations from "below" the current base. Repayments are spread over the eight-year period of the 1994-1995 Fiscal Year through the 2001-2002 Fiscal Year to mitigate any adverse fiscal impact.

    Increased General Fund revenues, above initial budget projections, in the 1994-1995 through 2000-2001 Fiscal Years along with policy decisions to increase K-14 appropriations have resulted in retroactive increases in Proposition 98 appropriations from subsequent Fiscal Years' budgets. Because of the State's increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level has increased by more than 65.2 percent from the level in place in 1994-1995, to an estimated $7,186 per pupil in 2002-2003.

    Although total revenues (General Fund subject to the State Appropriations Limit (the "SAL") and local property taxes) have increased steadily since 1994-95, the projected level of General Fund SAL revenue has declined by over $3.5 billion and $3.4 billion for 2001-2002 and 2002-2003, respectively, since the 2002-2003 Governor's Budget. The estimate of the guarantee has increased $1.184 billion since the Governor's Budget due primarily to increases in the California per capita personal income and average daily attendance. In response to the lower revised revenues for 2001-2002 and 2002-2003, and the increase in the Proposition 98 guarantee in the budget year, the May Revision proposes to defer $1.149 billion of undisbursed 2001-2002 appropriations. To further address the overall fiscal situation in the current year, the May Revision proposes to reappropriate over $503 million in unspent Proposition 98 funds from prior years to backfill an identical decrease to the 2001-2002 Proposition 98 appropriation level. The reductions in 2001-2002 Proposition 98 appropriations leave the total appropriation at $5.5 billion above the Test 3 guarantee level.

    The revenue projection for 2002-2003 exceeds the revised 2001-2002 estimates by approximately $5.9 billion. The General Fund share of the guarantee will increase approximately $2.7 billion, from $29.5 billion in 2001-2002 to $32.2 billion in 2002-2003. Total funding for K-14 education provides a funding level of approximately $47.2 billion ($7,186 per K-12 pupil), an increase of nine percent compared to the revised 2001-2002 level.

    On November 5, 1996 voters approved Proposition 218 called the "Right to Vote on Taxes Act" which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt that will require interpretation by the courts or the State Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

    At  the  November  1998  election,   voters  approved  Proposition  2.  This
proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State's cash flow.

    Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Fund cannot predict the impact of this or related legislation on the bonds in the Fund's portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

    The voters of California adopted a statutory initiative ("Proposition 62") at the November 4, 1986 election. Proposition 62, as enacted in the California Government Code, among other things, generally (1) requires that any tax for general governmental purposes imposed by local governmental entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental agency's legislative body and by a majority of the electorate of the governmental entity and (2) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction.

    Following its adoption by the voters, various provisions of Proposition 62 were declared unconstitutional at the appellate court level and in reliance on such decisions many local governments imposed taxes without compliance with the specified voter approval requirements of Proposition 62. On September 28, 1995, however, the California Supreme Court, in SANTA CLARA COUNTY LOCAL TRANSPORTATION AUTHORITY V. GUARDINO, upheld the constitutionality of the portion of Proposition 62 requiring voter approval as a condition precedent to the imposition of taxes by a local government.

    On June 4, 2001, in HOWARD JARVIS TAXPAYERS ASSOCIATION V. CITY OF LA HABRA, the California Supreme Court disapproved a December 15, 1997 holding in McBreaty
v. City of Brawley in which the State Court of Appeals concluded that the three-year statute of limitations applicable to taxes subject to Proposition 62 requirements ran from the date of the Guardino decision. The Supreme Court held that a local governmental entity's continued imposition and collection of a tax without voter approval was an ongoing or continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again.

    As a result of this ruling, absent the application of a different statute of limitations, a tax originally imposed in violation of Proposition 62 requirements is potentially subject to court challenge within three years of its collection. Various California local governments may be subject to challenge under the LA HABRA ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the GUARDINO AND CITY OF LA HABRA decisions.

    FUTURE INITIATIVES. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

    PENDING LITIGATION. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described below.

    The State is a defendant in PATERNO V. STATE OF CALIFORNIA, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the court of appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. By "Intended Decision" dated September 11, 2001, following a four-month bench trial, the judge ruled that the 3,000 plaintiffs take nothing from the State or its co-defendant, Reclamation District 784. Plaintiffs have appealed. Appellant's Opening Brief is due August 23, 2002.

    On June 24, 1998,  plaintiffs in Howard Jarvis Taxpayers  Association et al.
v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for Fiscal Year 1998-1999, with certain limited exceptions, in the absence of a State budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and July 27, 1998, various employee unions that had intervened in the case appealed the trial court's preliminary injunction and asked the court of appeal to stay the preliminary injunction. On July 28, 1998, the court of appeal granted the unions' requests and stayed the preliminary injunction pending the court of appeal's decision on the merits of the appeal. On August 5, 1998, the court of appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the court of appeal. On May 29, 2002, the court of appeal upheld the Controller's authority to make payments pursuant to continuing appropriations in the absence of a state budget. Thus, the Controller may make payments of principal and interest on state bonds. However, the Court of Appeal held that absent an adopted budget or emergency appropriation, the State Controller could not disburse certain Proposition 98 moneys. This ruling could result in the State suspending certain Proposition 98 payments to school districts for Fiscal Year 2002-2003 if the State does not adopt a budget or pass an emergency appropriation in order to make such payments. In prior years the State has enacted an emergency appropriation in the absence of an adopted budget in order to disburse Proposition 98 moneys to the State's school districts.

    In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET. AL., REAL PARTIES IN INTEREST, the Superior Court of Orange County has determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court's decision is not final. Should the court's determination become final, it will bind only the County of Orange and its assessor's office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of $400 million.

    In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHON
V. STATE, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January 2000. The State is defending the action.

    The State has been involved in three refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION ET AL., CIGARETTES CHEAPER! ET AL. V. BOARD OF EQUALIZATION, ET AL. AND MCLANE/SUNEAST, ET AL. V. BOARD OF EQUALIZATION, ET AL., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART AND CIGARETTES CHEAPER! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000 and concluded on November 15, 2000. A final statement of decision was issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The CART plaintiffs and CIGARETTES CHEAPER! plaintiffs timely appealed these and all other issues. Respondents filed their brief on July 5, 2002. Reply briefs are due September 3, 2002. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the cases are finally resolved.

    In CHARLES DAVIS, ET AL. V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, ET AL., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco-run 1,200-bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. Should the plaintiffs prevail, however, the State's liability could exceed $400 million. The State is defending this action.

    In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., the plaintiffs have brought a class action in federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is contesting this case. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. Should the plaintiffs prevail, however, the State's liability could exceed $400 million.

    A number of lawsuits have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the Utilities and the ISO and the just and reasonable nature of certain of DWR's long-term power purchase contracts. Except for the consolidated actions challenging the Governor's authority to commandeer "block forward contracts" referred to below, these actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California, or impact the timing of the sale of the DWR revenue bonds expected to occur in 2002.

    More than thirty market participants filed claims aggregating over $1 billion for compensation from the State as a result of the Governor's commandeering of block forward contracts by Executive Orders in February 2001. The Victim Compensation and Government Claims Board was divested of jurisdiction to hear these claims as a result of a petition for writ of mandate by claimants the California Power Exchange ("CalPX"), PG&E and Reliant. The issue of whether and to what extent compensation is due is now before the Sacramento County Superior Court in a declaratory relief action filed by the State, PEOPLE V. ACN ENERGY, INC., ET AL. (O1AS05497), which names as defendants those market participants which the State believes might claim compensation as a result of the Governor's actions. Pending inverse condemnation actions against the State by the CalPX (Los Angeles County Superior Court No. BC 254509), PG&E (San Francisco City and County Superior Court No. 322921) and Reliant (Los Angeles County Superior Court No. BC 254563) have been joined with the declaratory relief action in JUDICIAL COUNCIL COORDINATION PROCEEDING NO. 4203, the Sacramento County Superior Court. The applicable Bankruptcy Courts have granted relief from the automatic stay of bankruptcy to enable the parties to prosecute and defend to final judgment the claims pertaining to PG&E and the Ca1PX.

    In DUKE ENERGY TRADING AND MARKETING V. DAVIS, ET AL. (U.S. District Court, C.D. Cal.), the plaintiff challenges the Governor's orders commandeering SCE and PG&E block forward market contracts held by the California Power Exchange on the ground that the orders violated the Supremacy Clause and other constitutional provisions. Duke Energy seeks a temporary restraining order ("TRO") and an injunction barring the Governor from taking any action against Duke Energy under the authority of the Executive Orders and a declaration that Duke Energy has no obligation to deliver power under the block forward contracts. The hearing on the TRO, seeking an order restraining the ISO from requiring the energy producer to supply energy under the contracts, was taken off calendar. Pursuant to an interim settlement, Duke Energy delivered power to the DWR through April 30, 2001. On April 30, 2001, the U.S. district court granted Governor Davis' motion to dismiss plaintiff's complaint based on Eleventh Amendment immunity and denied plaintiff's motions for partial summary judgment to certify final judgment. On May 4, 2001, Duke Energy dismissed its claims in the district court against co-defendant, the Power Exchange, without prejudice and filed its notice of appeal to the Ninth Circuit Court of Appeal. The United States Court of Appeals for the Ninth Circuit found that the EX PARTE Young exception to the Eleventh Amendment applied and that the Governor's interference with the block forward contracts' security provisions was preempted by the federal scheme established by FERC. The Governor's petition for certiorari in the United States Supreme Court was denied on May 30, 2002.

    In PACIFIC GAS AND ELECTRIC COMPANY V. THE CALIFORNIA DEPARTMENT OF WATER RESOURCES, ET AL. (Sacramento County Superior Court, 01CS01200) PG&E contends that when DWR reached the determination that its revenue requirement for 2001-02 was "just and reasonable" (a determination the Power Supply Act authorizes DWR to make), DWR failed to follow the California Administrative Procedure Act (the "APA"). On June 7, 2002, the superior court issued a judgment finding that DWR had failed to follow the APA in making its "just and reasonable" determination, and commanded DWR to follow the procedures mandated by the APA before making any "just and reasonable" determination. The court's order also stated that its ruling does not in any way affect any action taken by the CPUC, including the enforcement and collection of certain existing rates and charges based on a CPUC order implementing cost recovery of DWR's 2001-02 revenue requirement (CPUC Decision 02-02-052, dated February 21, 2002, and mailed February 22, 2002). This matter may be appealed during the 60 days following the notice of entry of judgment. DWR has not yet determined whether to appeal this decision. The California Supreme Court denied a petition filed by DWR in this same case seeking review of an earlier decision of the superior court denying DWR's motion for judgment on the pleadings.

    In CARBONEAU V. STATE OF CALIFORNIA ET AL., filed on November 9, 2001 in Sacramento Superior Court (01AS06848), the plaintiffs make factual allegations that include, among others, that certain named defendants who participated in the negotiation of certain long-term contracts had conflicts of interest. The plaintiffs plead, among other things, that in negotiating these power contracts, defendants engaged in unfair business practices and violated anti-trust laws. Plaintiffs seek declaratory and injunctive relief as well as damages, with a main objective being to have all electricity contracts entered into by the DWR since January 2001 declared void as against public policy. On May 17, 2002, the Superior Court issued a tentative ruling granting the State's demurrer of plaintiffs' complaint, without leave to amend.

    In MCCLINTOCK, ET. AL. V. BUDHRAJA, DWR, ET. AL., filed May 1, 2002, in Los Angeles County Superior Court (GC029447), plaintiffs, including eight members of the California State Legislature, allege a DWR consultant involved in negotiating certain of the long-term power contracts had a conflict of interest, and as a result certain of the long-term contracts are void. The plaintiffs seek, among other things, to restrain or enjoin DWR's performance under the long-term power contracts, a declaration that the contracts are void, an order of restitution to the General Fund of amounts paid by the State to power providers, and an order of restitution to the General Fund of amounts paid by the State to power providers with knowledge of the conflict.

    In MILLAR V. ALLEGHENY ENERGY, ET. AL., filed May 13, 2002, in San Francisco City and County Superior Court (407867), plaintiff alleges that the sellers who entered into certain of the long-term power contracts engaged in unfair business acts and practices, and seeks to enjoin the enforcement of certain terms and conditions of the long-term power contracts and restitution of moneys wrongfully obtained by the power providers. DWR is named solely as a "nominal defendant," and restitution is not sought from DWR or the State.

    In SEMPRA ENERGY RESOURCES V. DEPARTMENT OF WATER RESOURCES, filed May 29, 2002, in San Diego County Superior Court (789291), plaintiff seeks declaratory relief as to the respective rights and duties of plaintiff and DWR under the long-term energy contract between the parties. Plaintiff claims that it is not in breach of that contract, and that moreover, its actions would not constitute a material breach entitling DWR to suspend its performance under the contract.

    At the time the California energy market was deregulated, the CPUC froze IOU rates at levels then thought to be sufficient to permit the Utilities an opportunity to recover certain pre-deregulation costs from their customers. SCE and PG&E have alleged that these rates are insufficient to permit recovery of FERC-tariffed power purchase costs, and have sought to have the rate freeze lifted. The CPUC has not lifted the rate freeze, and the two Utilities have filed separate actions alleging that the CPUC refusal violates the filed rate doctrine and various constitutional provisions.

    PACIFIC GAS AND ELECTRIC V. LYNCH is pending in the United States District Court, Northern District of California (C 01-3023 VRW). Both plaintiff and defendants have filed motions for summary judgment, which were heard on May 24, 2002. The court took the matters under submission. If required, a trial has been scheduled for January of 2003.

    SOUTHERN CALIFORNIA EDISON V. LYNCH is now pending in the United States Court of Appeals for the Ninth Circuit (01-56879, 01-56993 and 01-57020, consolidated). The CPUC and SCE had reached settlement, and that settlement had been approved by the district court. The district court had also denied motions of several electricity generators to intervene in opposition of the settlement. The electricity generators and a consumer group have appealed the settlement and the order denying intervention. Oral argument was heard on March 4, 2002, and the matter was submitted. The court has not entered a decision.

    PG&E filed an adversary proceeding in bankruptcy court (see "Recent Developments Regarding Natural Gas and Electricity" above) to prevent the CPUC from implementing or enforcing any order that requires PG&E to make certain transfers between certain regulatory accounts which track PG&E revenues and costs. PG&E asserts that such an order would have the effect of extending the rate freeze presently in effect, and delaying the time when PG&E can seek rates sufficient to recover its costs of obtaining power. The bankruptcy court dismissed this complaint with prejudice and denied PG&E's motion for preliminary injunction. Cross-appeals are pending in the United States District Court, in PACIFIC GAS AND ELECTRIC COMPANY (PG&E) V. LYNCH, U.S. District Court, Northern


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

District of California (01-2490 VRW). All briefing has been submitted. PACIFIC GAS AND ELECTRIC BANKRUPTCY.

    On April 6, 2001, PG&E filed a voluntary Chapter 11 bankruptcy petition in United States Bankruptcy Court for the Northern District of California, San Francisco Division (In re Pacific Gas and Electric, United States Bankruptcy Court, N.D. Cal.). The State has filed numerous claims as a creditor of PG&E, including, but not limited to, claims for income and property taxes, regulatory fees, fines and penalties, and environmental fees, fines and penalties. The bankruptcy proceedings are pending.

    DWR has filed administrative claims for post-petition purchases of electricity on PG&E's behalf, arising from the sale of electric energy or services for the customers of PG&E for the period April 7, 2001, through December 31, 2001, in an estimated amount of approximately $311.5 million. Claims for amounts due for January, 2002, and beyond, if any, may be filed. DWR has also filed claims for pre-petition power-related matters in the estimated amount of approximately $225 million.

    PG&E's proposed plan of reorganization seeks an extensive restructuring of PG&E's business and the transfer of certain of its assets, including its electric and gas transmission assets, to newly created limited liability companies on the theory that the Bankruptcy Code preempts state law. The plan states that PG&E will seek to establish conditions to PG&E's resumption of its responsibility for the power currently being provided its customers by DWR, and a ruling to prohibit it from accepting an assignment of any of DWR's long-term power purchase contracts. The court ruled that PG&E must amend its plan to remove relief that is contrary to the State's sovereign immunity or prove that the State has waived its sovereign immunity, and that PG&E must proceed on an implied preemption theory, rather than on an express preemption theory. PG&E has appealed the bankruptcy court's decision in the United States District Court, Northern District of California (IN RE PACIFIC GAS AND ELECTRIC COMPANY, CASE NO. 3:02-CV-01550 (VRW)) on two separate grounds, and the CPUC and state agencies have cross-appealed and objected to the appeal. The CPUC and state agencies' motion to dismiss the appeal is scheduled to be heard on June 13, 2002.

    PG&E filed a second amended plan and disclosure statement, and, in response to an order of the court, filed a further amended disclosure statement. The court has approved PG&E's disclosure statement, which will be sent to creditors concurrently with the disclosure statement of the alternative plan of reorganization filed on April 15, 2002, by the CPUC. Both plans have been submitted to the creditors for voting. The Bankruptcy Judge has scheduled July 17, 2002 as the date for filing objections for both plans and August 12, 2002 as the date by which creditors must return their ballots accepting or rejecting the plans.

    PG&E has also requested that the bankruptcy court deny implementation of the "Servicing Agreement" with DWR. The Servicing Agreement, provides the procedural mechanisms for PG&E to supply distribution and billing services to allow DWR to deliver its power to retail end users and receive payment therefor. PG&E contends that the CPUC order is tantamount to a diversion of the assets of the bankruptcy estate, which would be detrimental to the estate and its reorganization efforts. DWR and the CPUC filed oppositions to the motion on various grounds. Because of developments at the CPUC, PG&E must amend its motion if the matter is to be heard by the bankruptcy court. The matter has been postponed indefinitely.

    The California Power Exchange (the "PX") served as an independent, non-profit entity responsible for administering the competitive wholesale electricity market in California. After a December 2000 FERC order permitting the Utilities to purchase and sell other than through the PX, PX operations slowed dramatically and the PX suspended trading on January 31, 2001. The PX filed for protection under Chapter 11 of the Bankruptcy Code on March 9, 2001 (United States Bankruptcy Court, Central District of California, No. LA01-16577-ES). The Bankruptcy Court approved the fifth amended disclosure statement filed by the Participant's Committee on June 28, 2002, and has scheduled September 23, 2002, as the date for the hearing on the confirmation of the plan. The estimated combined total of claims in two claimant classes that pertain to the Utilities and the ISO is $2.9 billion.

OBLIGATIONS OF OTHER ISSUERS

    OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

    STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.

    In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For 2001-02, the State has provided over $350 million to support local law enforcement costs. The current fiscal crisis may result in some reductions in these payments in 2002-03.

    To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

    Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

    ASSESSMENT BONDS. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

    CALIFORNIA LONG TERM LEASE OBLIGATIONS. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

OTHER CONSIDERATIONS

    The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

    Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

    Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

    The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It


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

is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

    Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

U.S. TERRITORIES

    PUERTO RICO. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, pharmaceuticals, construction and the high technology areas have compensated for that loss

    The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S. corporations electing "possessions corporation" status. However, in 1993,
Section  936 was  amended  to provide  for two  alternative  limitations  on the
Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

    Also in 1996, a new Section 30A was added to the Code. Section 30A permits a "qualifying domestic corporation" that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business.
Section 30A will be phased out by January 1, 2006. The Governor of Puerto Rico proposed that Congress permanently extend Section 30A until the Puerto Rican economy achieves certain economic improvements. To date, however, no action has been taken.

    During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range over the last 5 fiscal years and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact to date from the 1996 federal legislation phasing out
Section 936 tax benefits to Puerto Rico subsidiaries of U.S. corporations, created a positive outlook for the credit in the late 1990s. Despite the fact that there have been some high profile U.S. companies that have left the island partially due to the Section 936 phase out, many corporations have elected to convert to controlled foreign corporation ("CFC") status, which allows them to delay federal income taxes until the income is distributed to U.S. shareholders.

    In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico's exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

    A new administration, the Popular Democratic Party that favors Puerto Rico's commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

    The major key to maintaining  Puerto Rico's external  ratings  (Baa1/A- from
Moody's and S&P, respectively) is the ability of the government to balance fiscal year 2002 performance after lackluster fiscal year 2001 results which necessitated deficit financing. Complicating matters is the uncertainty surrounding the negative effects on tourism caused by September 11th terrorist attacks and the scope and duration of the continued slowdown in the U.S. economy.

    THE U.S. VIRGIN ISLANDS. The United States Virgin Islands ("USVI") is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe. The attacks of September 11, 2001 will likely have an adverse affect on tourism, the extent of which is unclear. An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding). In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future.

    GUAM. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. With hotels alone accounting for 8.5% of Guam's employment and Japanese tourists comprising 86% of total visitor arrivals, the Japanese recession and depreciation of the yen versus the dollar earlier this year have had a negative impact on the island's economy in 1998. Based on these factors, S&P downgraded Guam's rating to BBB-- from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. These negative trends have had an unfavorable effect on Guam's financial position with consistent general fund deficits from 1997-1999 and a small surplus in 2000. Fiscal year 2001 is expected to be worse than fiscal year 2000. Guam also has a high debt burden. These factors caused S&P to downgrade Guam's rating to BB (below investment grade) from BBB-- on March 25, 2002. Guam is not rated by Moody's.



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

                                                                      APPENDIX D

                             DESCRIPTION OF INSURERS

    The  following   information   relates  to  the  Fund  and  supplements  the
information contained under "Additional Information about Investment Policies -- Insurance."

    IN GENERAL. Insured obligations held by the Fund will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance ("Issue Insurance"), (ii) an insurance policy obtained by the Fund or a third party subsequent to the obligation's original issuance ("Secondary Market Insurance") or (iii) a municipal insurance policy purchased by the Fund ("Portfolio Insurance"). The Fund anticipates that all or substantially all of its insured obligations will be subject to Issue Insurance or Secondary Market Insurance. Although the insurance feature reduces certain financial risks, the premiums for Portfolio Insurance (which, if purchased by the Fund, are paid from the Fund's assets) and the higher market price paid for obligations covered by Issue Insurance or Secondary Market Insurance reduce the Fund's current yield.

    Insurance will cover the timely payment of interest and principal on obligations and will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. Obligations insured by any insurer with such a claims-paying ability rating will generally carry the same rating or credit risk as the insurer. See Appendix A for a brief description of Moody's, Fitch's and S&P's claims-paying ability ratings. Such insurers must guarantee the timely payment of all principal and interest on obligations as they become due. Such insurance may, however, provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not obligated to make such payment until a specified time period has lapsed (which may be 30 days or more after it has been notified by the Fund that such non-payment has occurred). For these purposes, a payment of principal is due only at final maturity of the obligation and not at the time any earlier sinking fund payment is due. While the insurance will guarantee the timely payment of principal and interest, it does not guarantee the market value of the obligations or the net asset value of the Fund.

    Obligations are generally eligible to be insured under Portfolio Insurance if, at the time of purchase by the Fund, they are identified separately or by category in qualitative guidelines furnished by the mutual fund insurer and are in compliance with the aggregate limitations on amounts set forth in such guidelines. Premium variations are based, in part, on the rating of the obligations being insured at the time the Fund purchases the obligations. The insurer may prospectively withdraw particular obligations from the classifications of securities eligible for insurance or change the aggregate amount limitation of each issue or category of eligible obligations. The insurer must, however, continue to insure the full amount of the obligations previously acquired which the insurer has indicated are eligible for insurance, so long as they continue to be held by the Fund. The qualitative guidelines and aggregate amount limitations established by the insurer from time to time will not necessarily be the same as those the Fund would use to govern selection of obligations for the Fund. Therefore, from time to time such guidelines and limitations may affect investment decisions in the event the Fund's securities are insured by Portfolio Insurance.

    For Portfolio Insurance that terminates upon the sale of the insured security, the insurance does not have any effect on the resale value of such security. Therefore, the Fund will generally retain any insured obligations which are in default or, in the judgment of the Investment Adviser, are in significant risk of default and place a value on the insurance. This value will be equal to the difference between the market value of the defaulted insured obligations and the market value of similar obligations which are not in default. As a result, the Investment Adviser may be unable to manage the securities held by the Fund to the extent the Fund holds defaulted insured obligations, which will limit its ability in certain circumstances to purchase other obligations. While a defaulted insured obligation is held by the Fund, the Fund will continue to pay the insurance premium thereon but will also collect interest payments from the insurer and retain the right to collect the full amount of principal from the insurer when the insured obligation becomes due. The Fund expects that the market value of a defaulted insured obligation covered by Issue Insurance or Secondary Market Insurance will generally be greater than the market value of an otherwise comparable defaulted obligation covered by Portfolio Insurance.

    The Fund may also  invest in  obligations  that are  secured by an escrow or trust account which contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest on and principal of the secured California obligation ("collateralized obligations"). Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, agency or instrumentality securities. These obligations will not be subject to Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Accordingly, despite the existence of these credit support characteristics, these obligations will not be considered to be insured obligations for purposes of the Fund's policy of investing at least 80% of its net assets in insured obligations.

    PRINCIPAL INSURERS. Currently, Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("FGIC"), AMBAC Indemnity Corporation ("AMBAC"), ACA, Radian Asset Assurance ("Radian"), XL Capital Assurance ("XL Capital"), CDC IXIS Financial Guaranty North America, Inc. ("CIFG NA"), and Financial Security Assurance Corp., together with its affiliated insurance companies -- Financial Security Assurance International Inc. and Financial Security Assurance of Oklahoma, Inc. (collectively, "FSA"), are considered to have a high claims-paying ability and, therefore, are eligible insurers for the Fund's obligations. Additional insurers may be added without further notification. The following information concerning these eligible insurers is based upon information provided by such insurers or information filed with certain state insurance regulators. Neither the Fund has independently verified such information and make no representations as to the accuracy and adequacy of such information or as to the absence of material adverse changes subsequent to the date thereof.

    MBIA is a monoline financial guaranty insurance company created from an unincorporated association (the Municipal Bond Insurance Association), through which its members wrote municipal bond insurance on a several and joint-basis through 1986. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company ("BIG"), which has subsequently changed its name to MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG ceded all of its net insured risks, as well as its related unearned premium and contingency reserves, to MBIA. MBIA issues municipal bond insurance policies guarantying the timely payment of principal and interest on new municipal bond issues and leasing obligations of municipal entities, secondary market insurance of such instruments and insurance on such instruments held in unit investment trusts and mutual funds. As of December 31, 2001, MBIA had total assets of approximately
$16.12 billion and qualified statutory capital of approximately $4.8 billion. MBIA has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's.

    Financial Guaranty Insurance Corporation, a wholly owned subsidiary of FGIC Corporation, which is a wholly owned subsidiary of General Electric Capital
Corporation, is an insurer of municipal securities, including new issues, securities held in unit investment trusts and mutual funds, and those traded on secondary markets. The investors in FGIC Corporation are not obligated to pay the debts of or claims against FGIC. As of December 31, 2000, FGIC had total assets of approximately $2.75 billion and qualified statutory capital of approximately $1.99 billion. FGIC has a claims-paying ability rating of "AAA" by S&P and Fitch, and "Aaa" by Moody's.

    AMBAC, a wholly owned subsidiary of AMBAC Inc., is a monoline insurance company whose policies guaranty the payment of principal and interest on municipal obligations issues. As of December 31, 2001, AMBAC had assets of approximately $12.26 billion and qualified statutory capital of approximately $3.26 billion. AMBAC has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's.

    ACA is a Maryland domiciled financial insurance company. ACA is the primary subsidiary of American Access Capital Holding Inc. ACA carries a single A rating. Total claims paying resources were $383 million in 2001, with total statutory capital of $120.8 million. Soft capital totaled $135 million, though a loss coverage agreement with ACE American Insurance Co., (rated A). ACA insures primarily in the municipal and CDO market and acts as the manager/originator of CDO issues.

    Radian is a wholly owned subsidiary of Radian Group Inc. Radian is rated AA by S&P and Fitch and provides financial guaranty insurance and reinsurance for debt and asset backed securities. Radian was formerly known as Asset Guarantee Company and was purchased by Radian Group for $518 million in February 2001. As of December 31, 2001, Radian had assets of $381 million and statutory capital of $169.8 million.

    XL Capital is a new AAA rated financial guarantor and a wholly owned subsidiary of property casualty insurer XL Capital Ltd. XL Capital began transactions in January of 2001 and is rated AAA / Aaa by Moody's and S&P respectively. It is currently capitalized with $100 million and cedes 90% of its exposure to XL Financial Assurance a Bermuda based subsidiary of XL Capital Ltd. XL Financial Assurance has $274 million in hard capital and $100 million in stop loss protection. Beyond this XL Financial Assurance further guarantees 100% of XL Capital exposure with $2.7 billion in shareholders equity. XL Capital has $88 million in assets and through its parent and subsidiary agreements XL Capital has $1 billion in qualified statutory capital.

    CIFG NA is a new financial Guarantor rated AAA from Fitch, Moody's and S&P. CIFG NA is a subsidiary of CDC IXIS Financial Guaranty ("CIFG"), which is a subsidiary of CIFG Holding, which is in turn owned by parent company CDC IXIS. CDC IXIS is a French domiciled corporation with a broad spectrum of insurance related businesses. CIFG recently entered the bond insurance business with two companies, CIFG Europe and CIFG NA. CIFG is capitalized with $280 million in cash, with CIFG NA holding $100 million in cash. CDC IXIS backs the two entities with $220 million in the form of a subordinated loan agreement. Over 75% of CIFG NA's business will be passed on through a reinsurance policy to CIFG. Combining all capital, CIFG NA will have claims paying resources of $500 million.

    FSA purchased Capital Guaranty Insurance Company including its book of business and reserves effective December 20, 1995. FSA is a monoline insurer whose policies guaranty the timely payment of principal and interest on new issue and secondary market issue municipal securities transactions, among other financial obligations. As of December 31, 2001, FSA had total assets of approximately $4.3 billion and qualified statutory capital of approximately $1.52 billion. FSA has a claims-paying ability rating of "AAA" by S&P and "Aaa" by Moody's. On March 14, 2000, Dexia, Europe's largest municipal lender with assets in excess of $230 billion announced that it had signed a definitive agreement providing for the acquisition of FSA Holdings, holding company for FSA, Inc. Dexia acquired the company in the second quarter of 2000, for $2.6 billion in cash, or $76 per share.

                                                                      APPENDIX E

                  PERFORMANCE RELATED & COMPARATIVE INFORMATION

[EATON VANCE LOGO]

EATON VANCE INSURED MUNICIPAL BOND FUNDS                        PHOTO OF BRIDGE]

INSURED NATIONAL (EIM*)

INSURED CALIFORNIA (EVM*)

INSURED NEW YORK (ENX*)
--------------------------------------------------------------------------------

(*) AMEX symbol

AT LEAST 80% AAA-RATED & INSURED 100% EXEMPT FROM AMT

    o Attractive Monthly Income Exempt from Federal Income Tax, Federal Alternative Minimum Tax and, Where Applicable, State and Local Taxes

    o   Quality Of Professionally Managed, 100% Investment-Grade Portfolios

    o At Least 80% of Assets Invested in Obligations AAA-Rated and Insured as to Timely Payment of Interest and Principal

    o Emphasis on Current Yield and on Seeking Undervalued Securities to Enhance Total Return

    o   Quality Diversifier with Potential for Reducing Overall Portfolio Risk

    o   American Stock Exchange Listing Provides Daily Liquidity

                                                         Initial Public Offering
                                                         August 2002

                          WHY INVEST IN AN EATON VANCE
                        INSURED MUNICIPAL BOND FUND NOW?

1. INSURED MUNICIPALS REPRESENT UNCOMMON VALUE IN THE CURRENT MARKET ENVIRONMENT

    Over the past 10 years, insured municipal bond yields have averaged approximately 90% of yields on 30-year U.S. Treasury bonds. At June 30, 2002, a representative tax-exempt insured municipal bond was yielding more than 95% of the taxable yield of a 30-Year U.S. Treasury bond. With such exceptional tax-free yields available, why pay taxes on your investment earnings?

Source: MUNICIPAL MARKET ADVISORS. The chart compares the yield of a 30-year, AAA-rated general obligation insured municipal bond with that of a 30-year U.S. Treasury bond. Unlike the Funds, these bonds carry no management fees, account charges or other expenses. U.S. Treasury bonds offer a government guarantee as to timely payment of interest and repayment of principal on maturity; income is tax-exempt at the state and local level. Insured municipal bonds are not guaranteed by the U.S. Government. In addition to general obligation bonds, insured municipal obligations can include revenue bonds. Past performance is no guarantee of future results.

                YIELD RELATIONSHIP OF 30-YEAR GENERAL OBLIGATION

                 INSURED MUNICIPAL BOND TO 30-YEAR TREASURY BOND

                                 CURRENT: 95.6%
                                 AVERAGE: 90.1%

                                  [LINE GRAPH]

2. ATTRACTIVE TAXABLE EQUIVALENT YIELDS

    o By investing in an Eaton Vance Insured Municipal Bond Fund, your after-tax income can be higher because the income paid is largely free of regular federal income tax and 100% exempt from federal alternative minimum tax. For State Funds, income is largely free of state and local taxes, too, for residents of the applicable state. Depending on your tax bracket, a tax-free investment can make a significant difference, and it can be especially important for people in higher brackets.

    o For example, the current yield from a 30-year insured municipal bond is 5.27%, which is equivalent to an 8.58% taxable yield. The current yield from a taxable 30-year U.S. Treasury Bond is 5.51%.

Consult your tax advisor.

Source: MUNICIPAL MARKET ADVISORS. As of 6/30/02. Based on maximum federal income tax rate of 38.6%. The current yield of a 30-year insured municipal bond is not indicative of the yield of any of the Eaton Vance Insured Municipal Bond Funds. Past performance is no guarantee of future results.

                        DETERMINE YOUR TAX-FREE ADVANTAGE

                                 NATIONAL (EIM*)

         IN                      A TAX-FREE YIELD OF
         TAX      -------------------------------------------------------------
        BRACKET     5.50%       5.75%         6.00%        6.25%          6.50%
     -----------  ---------   ---------     ---------    ---------      -------
                                EQUALS A TAXABLE INVESTMENT YIELDING
      15.00%        6.47%       6.76%         7.06%        7.35%          7.65%
      27.00         7.53        7.88          8.22         8.56           8.90
      30.00         7.86        8.21          8.57         8.93           9.29
      35.00         8.46        8.85          9.23         9.62          10.00
      38.60         8.96        9.36          9.77        10.18          10.59

              DOUBLE TAX FREE FOR RESIDENTS OF CALIFORNIA(1) (EVM*)

                                A TAX-FREE YIELD OF
       IN      ----------------------------------------------------------------
       TAX
     BRACKET     5.50%          5.75%          6.00%        6.25%         6.50%
   ----------  ---------      ---------      ---------    ---------     -------
                            EQUALS A TAXABLE INVESTMENT YIELDING
     22.91%      7.13%          7.46%          7.78%        8.11%         8.43%
     33.79       8.31           8.68           9.06         9.44          9.82
     36.51       8.66           9.06           9.45         9.84         10.24
     41.05       9.33           9.75          10.18        10.60         11.03
     44.31       9.88          10.33          10.77        11.22         11.67

                        DOUBLE TAX FREE FOR RESIDENTS OF
                               NEW YORK(2) (ENX*)

                                             A TAX-FREE YIELD OF
        IN                    -------------------------------------------------
        TAX
      BRACKET    5.50%          5.75%         6.00%        6.25%          6.50%
    ---------- ---------      ---------     ---------    ---------      -------
                           EQUALS A TAXABLE INVESTMENT YIELDING
     20.82%      6.95%          7.26%         7.58%        7.89%          8.21%
     32.00       8.09           8.46          8.82         9.19           9.56
     34.80       8.43           8.82          9.20         9.59           9.97
     39.45       9.08           9.50          9.91        10.32          10.74
     42.81       9.62          10.05         10.49        10.93          11.36

                        TRIPLE TAX FREE FOR RESIDENTS OF
                               N.Y. CITY(3) (ENX*)
                                     A TAX-FREE YIELD OF
        IN
        TAX
      BRACKET    5.50%          5.75%        6.00%         6.25%          6.50%
    ----------- --------      ---------    ---------     ---------      -------
                           EQUALS A TAXABLE INVESTMENT YIELDING
     23.87%      7.22%          7.55%        7.88%         8.21%          8.54%
     34.66       8.42           8.80         9.18          9.57           9.95
     37.35       8.78           9.18         9.58          9.98          10.37
     41.82       9.45           9.88        10.31         10.74          11.17
     45.05      10.01          10.46        10.92         11.37          11.83

----------

(*) AMEX symbol.

    The tax brackets shown are based on 2002 federal and state income tax rates. Actual tax brackets may be higher due to the phaseout of personal exemptions and limitations on the deductibility of itemized deductions over certain ranges of income. The tables assume deductibility of state taxes on the federal return. Your actual bracket will vary, depending on your income, exemptions and deductions. Consult your tax advisor. Tax-free yields shown are for illustration purposes only and are not meant to represent or predict actual results of an investment in any of the Eaton Vance Insured Municipal Bond Funds. The lower your combined federal and state tax rate, the less you can take advantage of tax-free investing, which can be seen by comparing the taxable equivalent yields at a given tax-free yield level for different tax brackets. The tables do not take into account the effects of capital gains taxes. In addition, the Funds may invest in securities that are not exempt from federal or state income taxes, although they do not intend to do so to a significant degree. Source: Eaton Vance.

        (1) Combined tax brackets are based on 2002 federal income tax rates and the highest 2002 California state tax rate applicable to each bracket.

        (2) Combined tax brackets are based on 2002 federal income tax rates and the highest 2002 New York state tax rate applicable to each bracket.

        (3) Combined tax brackets are based on 2002 federal income tax rates and the highest 2002 New York state and New York City tax rates applicable to each bracket, plus the New York City surcharge.

                          WHY INVEST IN AN EATON VANCE
                        INSURED MUNICIPAL BOND FUND NOW?

3. HIGH-QUALITY INSURED PORTFOLIOS

    Each Eaton Vance Insured Municipal Bond Fund invests 100% of its assets in investment-grade municipal securities. At least 80% of assets are invested in municipal obligations of the highest investment grade (Aaa/AAA) and insured as to the timely payment of interest and principal. Insurance does not protect the market value of such obligations or the net asset value of the Fund.

    As rated by Moody's Investors Service, Inc., Standard & Poor's Ratings Group or by Fitch Rating or, if unrated, determined by Eaton Vance to be of comparable quality.

4. AVOID THE ALTERNATIVE MINIMUM TAX

    The federal alternative minimum tax (AMT) was originally devised to reduce certain deductions for high-income taxpayers and to make everyone with significant income pay some federal income tax. Because it is not indexed for inflation, over time, the AMT has affected more and more taxpayers. As a result, an insured municipal bond portfolio 100% exempt from AMT may hold significant appeal to a rising number of filers who are, or may be, subject to the AMT.

                 THE IMPACT OF THE ALTERNATIVE MINIMUM TAX (AMT)

                                                                  TAX PAID
                                       RETURNS FILED        (BILLIONS OF NOMINAL
      YEAR                              (MILLIONS)                  $)
     ------                           -------------         --------------------

     1990.......................            0.1                    $  0.8
     2001.......................            1.5                    $  6.4
     2010.......................           17.0                    $ 38.2

Sources: For historical data, Internal Revenue Service, Statistics of Income Bulletin, various issues, and Economic Report of the President (2001); for projections, Congressional Budget Office (2001); Rebelein and Tempalski (2001) (AMT numbers); Zaffino (2000) (individual income tax total). Figures for 2001 and 2010 are projections.

5. THE CLOSED-END STRUCTURE PROVIDES AN EFFECTIVE WAY OF INVESTING IN MUNICIPAL BONDS

    Closed-end funds can remain fully invested, are not subject to inflows and outflows of assets and can utilize a leveraged capital structure, which provides greater flexibility in portfolio management than open-end mutual funds, resulting in the potential for enhanced returns.

Sources: THOMSON WEALTH MANAGEMENT; LIPPER INC. Returns are as of 6/30/02. Closed-end fund returns are based on the market returns of approximately 90 national leveraged and non-leveraged closed-end municipal funds. Open-end fund returns are based on the NAV returns of 48 national, non-leveraged, open-end, insured front-load funds. Past performance is no guarantee of future results. It is not possible to invest directly in an index or average. Unlike the Funds, indices carry no management fees, account charges or other expenses. The Eaton Vance Insured Municipal Bond Funds will not seek to match the composition or performance of any such indices or averages. Performance of the various indices or averages should not be viewed as indicative of any of the Eaton Vance Insured Municipal Bond Funds. Total return is affected by changes in current yield, net asset value and market performance.

                          AVERAGE ANNUAL TOTAL RETURNS

                                   [BAR GRAPH]

                                            THOMSON           LIPPER OPEN-END
                                      CLOSE-END MUNICIPAL INSURED MUNICIPAL DEBT
                                        NATIONAL INDEX         FUNDS AVERAGE
                                        --------------         -------------

       1 Year..................              7.32                  5.87
       3 Years.................              6.60                  5.55
       5 Years.................              6.14                  5.13
       10 Years................              7.01                  5.91

6. PORTFOLIO DIVERSIFIER WITH POTENTIAL FOR REDUCING RISK

    Historically, when stocks have declined, insured municipal bonds have often gone up in value. Adding an insured municipal bond fund to an overall portfolio may help lower overall investment risk.

Source: LIPPER INC. Returns are as of 6/30/02. Insured municipal bond returns are those of the Lehman Brothers Insured Municipal Bond Index, an unmanaged index that is a broad measure of performance of insured, investment-grade municipal bonds with maturities of at least one year. The S&P 500 Composite Index is an unmanaged index of 500 common stocks commonly used as a measure of U.S. stock market performance. It is not possible to invest directly in an index. Unlike the Funds, indices carry no management fees, account charges or other expenses. The Eaton Vance Insured Municipal Bond Funds will not seek to match the composition or performance of any such indices. Performance of an index should not be viewed as indicative of that of any of the Eaton Vance Insured Municipal Bond Funds. Past performance is no guarantee of future results.

                          AVERAGE ANNUAL TOTAL RETURNS

                                   [BAR GRAPH]

                                       LEHMAN BROTHER INSURED        S&P 500
                                        MUNICIPAL BOND INDEX     COMPOSITE INDEX
                                        --------------------     ---------------

      1 Year......................              7.19                  -17.98
      3 Years.....................              6.93                  - 9.17
      5 Years.....................              6.45                    3.67
      10 Years....................              6.87                   11.42

    Shares of the Eaton Vance Insured Municipal Bond Funds are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

INSURED MUNICIPAL BOND YIELDS ARE OVER 95%* OF THOSE FROM LONG-TERM TREASURIES. WHY PAY TAXES?

(*) At 6/30/02

                                  KEY FEATURES

    o ATTRACTIVE TAX-EXEMPT MONTHLY INCOME-EACH EATON VANCE INSURED MUNICIPAL BOND FUND IS DESIGNED TO PROVIDE INCOME FREE FROM REGULAR FEDERAL INCOME TAX, FEDERAL ALTERNATIVE MINIMUM TAX AND, FOR STATE FUNDS, STATE AND LOCAL TAXES FOR RESIDENTS OF THAT STATE.

    o QUALITY OF PROFESSIONALLY MANAGED, INVESTMENT-GRADE PORTFOLIOS-EACH FUND INVESTS AT LEAST 80% OF ITS ASSETS IN MUNICIPAL OBLIGATIONS OF THE HIGHEST INVESTMENT-GRADE (Aaa/AAA).

    o PREDOMINANTLY INSURED-EACH FUND INVESTS AT LEAST 80% OF ITS ASSETS IN MUNICIPAL OBLIGATIONS INSURED AS TO THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL.

    o EMPHASIS ON CURRENT YIELD AND VALUE INVESTING MAY MEAN ENHANCED TOTAL RETURN -- TO ENHANCE PERFORMANCE, THE FUNDS SEEK INSURED MUNICIPAL BONDS THAT ARE UNDERVALUED IN THE MARKETPLACE AND WHICH MAY OFFER THE
        POTENTIAL FOR HIGHER TOTAL RETURNS. THERE IS NO ASSURANCE THE FUNDS' OBJECTIVES WILL BE ATTAINED.

    o PREMIER ADVISER-EATON VANCE HAS BEEN MANAGING MUNICIPAL BOND FUNDS SINCE 1978.

    o DAILY LIQUIDITY-- THE FUNDS EXPECT TO BE LISTED ON THE AMERICAN STOCK EXCHANGE.

                    EATON VANCE INSURED MUNICIPAL BOND FUNDS
  INVESTMENT-GRADE PORTFOLIOS 100% EXEMPT FROM FEDERAL ALTERNATIVE MINIMUM TAX

        AIRPORTS -- SCHOOLS -- ROADWAYS -- BRIDGES -- MEDICAL FACILITIES

OBJECTIVE: The Eaton Vance Insured Municipal Bond Funds are newly organized closed-end investment companies that seek to provide current income exempt from regular federal income tax, federal alternative minimum tax and, for state funds, state and local taxes.* They invest primarily in the highest quality municipal bonds which are insured as to the payment of interest and principal.

Municipal bonds are debt obligations issued by or on behalf of the states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies, or instrumentalities, the interest on which is exempt from regular federal income tax and, where applicable, state and local taxes. These securities are used to finance public projects, like building schools, highways, hospitals and bridges. By investing in municipal bonds, you invest in our nation's future and in a better quality of life.

(*) A portion of each Eaton Vance Insured Municipal Bond Fund's income may be subject to federal income and/or state and local taxes. Investors in New York and California who purchase the appropriate State Fund for their state of residency will receive income exempt from both federal and respective state and, where applicable, local taxes. Distributions of any taxable net investment income and net short-term capital gains are taxable as ordinary income.

                               INVESTMENT APPROACH

    o Under normal market conditions, at least 80% of each Fund's assets will be invested in municipal debt obligations insured** as to principal and interest payments by insurers having claims-paying ability rated Aaa/AAA.

    o At least 80% of assets will be invested in municipal securities of the highest investment grade at the time of investment (i.e., rated Aaa by Moody's Investor Service, Inc., or AAA by either Standard & Poor's Ratings Group or by Fitch Rating) or, if unrated, determined by Eaton Vance to be of comparable quality. The Funds' investments in unrated obligations will be more dependent on the expertise and analytical abilities of Eaton Vance than investments in rated obligations.


                               [PHOTO OF OVERPASS]

    o Up to 20% of each Fund's assets will be invested in investment-grade municipal obligations (i.e., rated below Aaa/AAA, but no lower than Baa/BBB by Moody's, Standard & Poor's or Fitch) and unrated municipal obligations considered to be of comparable quality by Eaton Vance and/or municipal obligations that are uninsured.

----------

(**) Insurance does not protect the market value of such obligations or the net asset value of the Fund.

              ADVANTAGES OF A PROFESSIONALLY MANAGED MUNICIPAL FUND

    Beyond providing ready access to a broad market of securities, professionally managed funds, like the Eaton Vance Insured Municipal Bond Funds, offer investors many attractive advantages over purchasing individual insured municipal bonds, including monthly income, diversification by different issuers and daily liquidity.

    Perhaps more important are the advantages of active management by dedicated municipal bond specialists who concentrate full time on seeking opportunities in the municipal bond market.

                               [PHOTO OF AIRPLANE]

    Investors should be aware that individual bonds, when held to maturity, offer both a fixed principal value and rate of return. Conversely, a bond fund does not offer a fixed rate of return and shares, when sold, may be worth more or less than their original cost.

                                 VALUE INVESTING

    Eaton Vance has one of the strongest teams of research analysts, traders and portfolio managers in the industry devoted exclusively to analyzing municipal securities, including insured municipal bonds. The team's goal is to find municipal bonds of high quality that have been undervalued in the marketplace due to differing dynamics in individual sectors of the municipal bond market, municipal bond supply, and the structure of individual bonds, especially in regard to maturities, coupons, and call dates. The Eaton Vance team of professionals constantly monitors historical and current yield spreads to find relative value in the marketplace.

    This research capability is key to identifying trends which impact the yield-spread relationships of all bonds, including those in the insured sector.

                            A MANAGED FUND OR BONDS?

                             COMPARE THESE FEATURES

                                                      MANAGED     INDIVIDUAL
                                                     TAX-FREE      MUNICIPAL
                                                       FUND         BONDS
                                                       ----         -----

  Monthly Income....................................    /             NO
                                                                      --
  Professional Management...........................    /             NO
                                                                      --
  In-Depth Market Analysis..........................    /             NO
                                                                      --
  Liquidity.........................................    /         NOT ALWAYS
                                                                  ----------
  Diversification Among Different Issuers*..........    /             NO
                                                                      --
  Free Dividend & Capital Gain Reinvestment.........    /             NO
                                                                      --
  Potential for Increased Income Through Leverage...    /             NO
                                                                      --
  Low-Cost Access...................................    /             NO
                                                                      --

    Investors should be aware that individual bonds, when held to maturity, offer both a fixed principal value and rate of return. Conversely, a bond fund does not offer a fixed rate of return and shares, when sold, may be worth more or less than their original cost.

(*) The Eaton Vance Insured Municipal Bond Funds are "non-diversified" for purposes of the Investment Company Act of 1940. See Risks.

                          THE CLOSED-END FUND ADVANTAGE

    Closed-end funds have greater flexibility than open-end funds, including the ability to remain more fully invested and to use financial leverage. The ability to borrow at short-term tax-exempt rates and invest at generally higher long-term tax-exempt rates enables closed-end funds, like the Eaton Vance Insured Municipal Bond Funds, to offer investors enhanced yield potential over other municipal investments. Investors searching for yield may find the Funds' taxable-equivalent yield potential compelling. In addition, the Funds' closed-end structure is a benefit because it protects the Funds from the continuous inflow and outflow of assets that can complicate portfolio management.

                               [PHOTO OF FREEWAY]

                             HIGHER YIELD POTENTIAL

    Each Fund expects to utilize financial leverage by issuing preferred stock (on which the Fund will pay a generally lower short-term tax-exempt yield) and investing the proceeds at typically higher long-term tax-exempt yields.

    Each Fund intends to utilize financial leverage initially of up to approximately 38% of its total assets (including the amount obtained through leverage). Each may also utilize other transactions, such as purchasing when-issued securities and futures contracts, which may have the effect of leverage.

    Although the Funds' leveraged capital structure offers the opportunity for increased current income, it also involves risks. See Risks.

                         AMERICAN STOCK EXCHANGE LISTING

    To provide daily liquidity, the Funds have applied for listing of their shares on the AMEX. (See proposed symbols on the taxable equivalent yield tables.) The shares of closed-end funds frequently trade at a discount to net asset value. This risk may be greater for investors selling their shares shortly after completion of the public offering. See Risks.

                        EXPERIENCED PORTFOLIO MANAGEMENT

    Eaton Vance was one of the first municipal bond fund managers, having managed such funds since 1978. Eaton Vance's 22-person municipal bond team includes five portfolio managers, three traders and nine credit specialists, who are responsible for managing approximately $7 billion in municipal securities.* Eaton Vance has one of the strongest teams of research analysts in the industry devoted exclusively to analyzing municipal securities. With 41 open-end and 10 closed-end municipal bond funds under supervision, the team has experience managing a wide range of municipal securities. The emphasis on research and continuing credit analysis on each portfolio holding enables Eaton Vance's portfolio managers to take advantage of yield and capital appreciation opportunities generated through investment research.

                           PREMIER INVESTMENT ADVISER

    Eaton Vance Management, a subsidiary of Eaton Vance Corp., is the Funds' investment adviser. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. Eaton Vance and it affiliates currently have over $56 billion* in assets under management.

----------

(*) At 6/30/02


                                      RISKS

    Before investing, consult your investment representative about how the Funds differ from other investment companies regarding credit risk, liquidity, charges and expenses, and other issues of importance. Please read the prospectus carefully, especially Investment Objective, Policies and Risks.

    NO OPERATING HISTORY -- Each Fund is a closed-end investment company with no operating history. Each is designed for long-term investors, not as a trading vehicle.

    INTEREST RATE AND MARKET RISK -- Prices of municipal obligations tend to fall as interest rates rise. Securities with longer maturities or durations tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the municipal obligations owned by a Fund would cause a decline in the net asset value of the Fund, which could adversely affect the trading price of the Fund's Shares. This risk is usually greater among municipal obligations with longer maturities or durations. Although each Fund has no policy governing the maturities or durations of its investments, each Fund expects (other things being equal) to invest in a portfolio of longer-term securities, which means it will be subject to greater market risk than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of debt securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than coupon bonds that make regular interest payments. Because each Fund may invest in these types of securities, it may be subject to greater market risk than a fund investing only in current interest paying securities.

    INCOME RISK -- Income investors receive is based primarily on interest each Fund earns from its investments, which can vary widely over the short and long term. If long-term interest rates drop, investors' income from the Fund over time could drop as well if the Fund purchases securities with lower interest coupons.

    CALL RISK -- If interest rates fall, issuers of callable bonds with high coupons may call (prepay) their bonds before maturity. During declining interest rates, each Fund is likely to replace a called security with a lower-yielding one, decreasing the Fund's dividends and possibly affecting the market price of Shares. Similar risks exist when the Fund invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Fund's current earning's rate.

    CREDIT RISK -- Credit risk is the risk that one or more municipal bonds in a Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status.

    LIQUIDITY RISK -- Each Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able to readily dispose of such securities at prices approximating those at which it could sell such securities if they were more widely traded. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing to meet its obligations. Limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions.

    MUNICIPAL BOND MARKET -- Certain obligations in which the Funds will invest will not be registered with the Securities and Exchange Commission or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about portfolio securities will be limited, and the performance of the Funds is more dependent on the analytical abilities of Eaton Vance than would be so for an investment company investing primarily in registered or exchange-listed securities.

    EFFECTS OF LEVERAGE -- The use of leverage through issuance of preferred shares by each Fund creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Each Fund intends to use leverage to provide the holders of Shares with a potentially higher return. Leverage creates risks for holders of Shares, including the likelihood of greater volatility of net asset value and market price of the Shares and the risk that fluctuations in dividend rates on any preferred shares may affect the return to Shareholders. It is anticipated that preferred share dividends will be based on the yields of short-term municipal obligations, while the proceeds of any preferred share offering will be invested in longer-term municipal obligations, which typically have higher yields. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund's return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, Eaton Vance in its best judgment may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate.

    In addition, under current federal income tax law, each Fund is required to allocate a portion of any net realized capital gains or other taxable income to holders of preferred shares. The terms of any preferred shares are expected to require the Fund to pay to any preferred shareholders additional dividends intended to compensate the preferred shareholders for taxes payable on any capital gains or other taxable income allocated to the preferred shares. Any such additional dividends will reduce the amount available for distribution to the Shareholders. The fee paid to Eaton Vance will be calculated on the basis of the Fund's gross assets, including proceeds from the issuance of preferred shares, so the fees will be higher when leverage is utilized.

    Each Fund currently intends to seek an investment grade rating on any preferred shares from a rating agency. The Fund may be subject to investment restrictions of the rating agency as a result. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended. It is not anticipated that these covenants or guidelines will impede Eaton Vance in managing each Fund's portfolio in accordance with its investment objective and policies.

    MUNICIPAL BOND INSURANCE -- In the event Moody's, S&P or Fitch (or all of them) should downgrade its assessment of the claims-paying ability of a particular insurer, it (or they) could also be expected to downgrade the ratings assigned to municipal bonds insured by such insurer, and municipal bonds insured under Portfolio Insurance issued by such insurer also would be of reduced quality in the Fund's portfolio. Any such downgrade could have an adverse impact on the net asset value and market price of a Fund's Shares. In addition, to the extent a Fund employs Portfolio Insurance, the Fund may be subject to certain restrictions on investments imposed by guidelines of the insurance companies issuing such Portfolio Insurance. Each Fund does not expect these guidelines to prevent Eaton Vance from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

    Insurance relates specifically to the payment of interest and principal on the bonds in the Funds' portfolios and not to the market value of those bonds or the share prices of the Funds, which will fluctuate with the market and, at the time of sale, may be worth more or less than the original investment. No representation is made as to any insurer's ability to meet its commitments.

    CONCENTRATION -- The National Fund may invest 25% or more of its total assets in municipal obligations of issuers located in the same state (or in a U.S. Territory) or in the same economic sector, such as revenue obligations of health care facilities, hospitals or airports. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular state, territory or economic sector.

    Each State Insured Municipal Bond Fund primarily invests in municipal obligations of issuers located in its relevant state and may invest 25% or more of its total assets in municipal obligations of issuers located in the same U.S. territory or in the same economic sector, such as revenue obligations of health care facilities, hospitals or airports. This may make a Fund more susceptible to adverse economic, political or regulatory occurrences affecting that respective state, a particular territory or economic sector.

    ANTI-TAKEOVER PROVISIONS -- Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of such Fund or to change the composition of its Board of Trustees.

    ADDITIONAL INVESTMENT PRACTICES -- The Funds may use investment practices that involve special considerations, including purchasing futures contracts and shares of other closed-end funds. This may result in the Fund earning taxable income or gains.

    MARKET PRICE OF SHARES -- Shares of closed-end investment companies often trade at a discount from their net asset value, and the Funds' shares may likewise trade at a discount. The trading price of each Fund's shares may be less than the public offering price. This risk may be greater for investors who sell their shares in a relatively short period after completion of the public offering.

    NON-DIVERSIFICATION -- With respect to up to 50% of its assets, each Fund will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent that a relatively high percentage of assets is invested in obligations of a limited number of issuers, each Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

    The information contained herein and in each preliminary prospectus is incomplete and may be changed. We may not sell these securities until each of the registration statements filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and is not soliciting offers to buy each of these securities in any state where the offer or sale is not permitted. This is not an offering, which may only be made by a final prospectus. The final prospectus for each Fund should be read carefully before you invest or send money. The Funds involve a number of risks, including the risk of leverage, trading discount and default. The Funds may differ from other investment companies in terms of credit risk, liquidity, charges and expenses, and other important issues.

    Consult the preliminary prospectus for each Eaton Vance Insured Municipal Bond Fund for more complete information, including risk considerations, charges and expenses. Preliminary prospectuses are available on request from your financial advisor, or you may obtain a copy from each Fund by calling 1-800-225-6265.

(C) Eaton Vance -- The Eaton Vance Building -- 255 State Street -- Boston, MA 02109 -- www.eatonvance.com Salomon Smith Barney Inc.

                                 WHY BUY BONDS?

o POSITIVE ECONOMIC ENVIRONMENT -- Interest rate outlook remains neutral -- Economic growth in the US is moderate -- Inflation, which is key to bond market performance, is benign, and the current outlook is excellent because of productivity gains, low wage pressures and continuing competitiveness within industry.

o ATTRACTIVE YIELDS -- Bond yields in general are attractive relative to those from short-term, income-producing vehicles.

o  OPPORTUNITY  FOR  REALLOCATION  -- With the fall-off in the stock market many
portfolios   need  to  diversify   against  risk  by  shifting  some  assets  to
income-producing investments.

o FAVORABLE DEMOGRAPHICS -- The aging baby boom generation is hitting its peak earning years, and many boomers should be looking to shelter investment income.

1403-7/02                                                              CE-IMBFCB

               EATON VANCE INSURED CALIFORNIA MUNICIPAL BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 27, 2002
                       AS SUPPLEMENTED SEPTEMBER 17, 2002

                      INVESTMENT ADVISER AND ADMINISTRATOR
                             Eaton Vance Management
                                24 Federal Street
                                Boston, MA 02110

                                    CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC Inc.
                                 P.O. Box 43027
                            Providence, RI 02940-3027
                                 (800) 331-1710

                              INDEPENDENT AUDITORS
                              Deloitte & Touche LLP
                               200 Berkeley Street
                                Boston, MA 02116